Exhibit 10.3

Certain personally identifiable information has been omitted from this exhibit pursuant to item 601(a)(6) of Regulation S-K. [***] indicates that information has been redacted.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of August 5, 2025, by and among EQV Ventures Acquisition Corp., a Cayman Islands exempted company, which shall be domesticated as a Delaware corporation prior to the closing of the Business Combination (the “Company”), Prometheus PubCo Inc., a Delaware corporation (the “Pubco” and together with the Company, the “SPAC Parties”), Presidio Investment Holdings LLC, a Delaware limited liability company (the “Target”), and the purchaser identified on the signature pages hereto (including its successors and assigns, the “Purchaser”).

WHEREAS, the Company, Pubco, the Target, Prometheus Holdings LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of the Company (“EQV Holdings”), Prometheus Pubco Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of ParentCo (“EQV Merger Sub”), and Prometheus Merger Sub LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of EQV Holdings (“Target Merger Sub”), will enter into a Business Combination Agreement, dated as of August 5, 2025 (the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement and after the Domestication (as defined below), EQV Merger Sub will merge with and into the Company (the “Flip Merger”), with the Company surviving the Flip Merger as a wholly owned Subsidiary of Pubco and with Company shareholders receiving one share of Class A common stock, par value $0.0001, per share of Pubco for each Class A ordinary share, par value $0.0001 per share, of the Company held by such shareholder, in accordance with the terms of the Business Combination Agreement, and after giving effect to such merger, the Company will become a wholly owned subsidiary of Pubco;

WHEREAS, immediately following the Flip Merger, among other things, (i) Target Merger Sub will merge with and into the Target, with the Target as the surviving entity (the “Target Merger”, and together with the Flip Merger, the “First Mergers”), resulting in the Target becoming a wholly owned direct subsidiary of EQV Holdings and (ii) receiving Cash Consideration (as defined in the Business Combination Agreement) and Equity Consideration (as defined in the Business Combination Agreement) consisting of (x) EQV Holdings Class A Units (as defined in the Business Combination Agreement) issued by EQV Holdings and (y) Class B Shares issued by the Company;

Whereas, the Company, Pubco, EQV Holdings, Target, EQV Resources LLC, a Delaware limited liability company (“EQVR”), EQV Resources Intermediate LLC, a Delaware limited liability company and EQVR Merger Sub LLC, a Delaware limited liability company and direct, wholly owned subsidiary of Pubco (“EQVR Merger Sub”), entered into a Merger Agreement, dated as of August 5, 2025 (the “Merger Agreement”), pursuant to which EQVR Merger Sub shall merge with and into EQVR (the “EQVR Merger” and together with the First Mergers, the “Mergers”), with EQVR surviving the EQVR Merger as an indirect, wholly owned subsidiary of the Company (the transactions contemplated by the Business Combination Agreement and the Merger Agreement, including the Mergers, the “Business Combination”);

WHEREAS, pursuant to the Business Combination Agreement, the Company shall provide its eligible shareholders with the opportunity to exercise their right to participate in the EQV Share Redemption (as defined in the Business Combination Agreement), in conjunction with, among other things, obtaining the EQV Required Vote (as defined in the Business Combination Agreement);

WHEREAS, prior to the Domestication, but after giving effect to the EQV Share Redemption (as defined in the Business Combination Agreement), the Company shall cause each then issued and outstanding EQV Class B Share (as defined in the Business Combination Agreement) be converted into an EQV Class A Share (as defined in the Business Combination Agreement) in accordance with the EQV Governing Documents (as defined in the Business Combination Agreement) (the “EQV Share Conversion”);

WHEREAS, prior to the consummation of the First Mergers but after giving effect to the EQV Share Conversion, the Company shall, subject to obtaining the EQV Required Vote (as defined in the Business Combination Agreement) undertake the Domestication;

WHEREAS, in connection with the Domestication, (a) each then issued and outstanding EQV Class A Share (as defined in the Business Combination Agreement) will convert automatically, on a one-for-one basis, from a Class A ordinary share of EQV to a share of Class A common stock, par value $0.0001 per share, of EQV and (b) each EQV Warrant (as defined in the Business Combination Agreement) will convert automatically, on a one-for-one basis, from a whole warrant exercisable for one Class A ordinary share of EQV into a whole warrant exercisable for one share of Class A common stock, par value $0.0001 per share, of EQV, pursuant to the EQV Public Warrant Agreement (as defined in the Business Combination Agreement); and

WHEREAS, in connection with the Business Combination, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act (as defined below), Pubco desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from Pubco, securities of Pubco, as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company, EQV, the Target and the Purchaser agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement: (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Certificate of Designation (as defined herein), and (b) the following terms have the meanings set forth in this Section 1.1:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.7.

“Action” means any action, suit, inquiry, notice of violation, Proceeding or investigation pending or, to the knowledge of the applicable party, threatened in writing against or affecting the applicable party or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

“Adjusted Subscription Amount” shall mean the amount to be paid for the Preferred Stock and the Warrants purchased hereunder pursuant to the terms of this Agreement as set forth across from the Purchaser’s name on SCHEDULE A hereto in U.S. dollars and in immediately available funds after deducting amounts for original issue discount.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Blue Sky Laws” shall have the meaning ascribed to such term in Section 3.1(b)(ii).

“Board of Directors” means the board of directors of Pubco.

“BSA/PATRIOT Act” shall have the meaning ascribed to such term in Section 3.2(l).

“Business Combination” shall have the meaning ascribed to such term in the recitals.

“Business Combination Agreement” shall have the meaning ascribed to such term in the recitals.

“Business Day” means any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized to close in the State of New York or the Cayman Islands; provided, however, that such commercial banks shall not be deemed to be authorized to be closed for purposes of this definition due to a “shelter in place,” “non-essential employee” or similar closure of physical branch locations. Any event the scheduled occurrence of which would fall on a day that is not a Business Day shall be deferred until the next succeeding Business Day.

“Certificate of Designation” means the Certificate of Designation to be filed prior to the Closing by Pubco with the Secretary of State of Delaware, in the form of Exhibit A attached hereto.

“Class B Shares” has the meaning set forth in Section 3.1(c)(ii).

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser’s obligations to pay the Adjusted Subscription Amount and (ii) Pubco’s obligations to deliver the Securities, in each case, have been satisfied or waived in accordance with this Agreement.

“Closing Notice” shall have the meaning ascribed to such term in Section 2.1.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Class A Common Stock of Pubco, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Company” has the meaning set forth in the recitals.

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against Loss with respect thereto.

“Contract” means any written or oral contract, agreement, license or lease (including any amendments thereto).

“Disclosure Documents” shall have the meaning ascribed to such term in Section 4.6.

“Disqualification Event” shall have the meaning ascribed to such term in Section 3.1(a)(vii).

“Domestication” means the Company’s migration to and domestication as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law, as amended and the Cayman Islands Companies Act (as revised) in connection with the closing of the Business Combination.

“DTC” shall have the meaning ascribed to such term in Section 3.1(b)(iii).

“Effective Date” means the first date on which (a) the initial Registration Statement has been declared effective by the Commission registering all of the Warrant Shares or (b) all of the Warrant Shares have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 (but with no volume or other restrictions or limitations including as to manner or timing of sale or current public information requirements).

“Enforceable” means, with respect to any Contract stated to be enforceable by or against any Person, that such Contract is a legal, valid and binding obligation enforceable by or against such Person in accordance with its terms, except to the extent that enforcement of the rights and remedies created thereby is subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors and general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

“EQV Share Conversion” has the meaning set forth in the recitals.

“EQV Merger Sub” has the meaning set forth in the recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“First Mergers” has the meaning set forth in the recitals.

“Flip Merger” has the meaning set forth in the recitals.

“GAAP” shall mean generally accepted accounting principles in the United States of America.

“Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

“Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all obligations, contingent or otherwise, with respect to letters of credit, surety bonds, and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

“Law” means any federal, state, local, municipal, foreign or other final and effective law, statute, legislation, principle of common law, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, directive, requirement, writ, injunction, settlement, order or consent that is or has been issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Losses” means losses, liabilities, obligations, claims, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation.

“Maximum Rate” shall have the meaning ascribed to such term in Section 5.17.

“OFAC” shall have the meaning ascribed to such term in Section 3.2(l).

“OFAC List” shall have the meaning ascribed to such term in Section 3.2(l).

“Organizational Documents” means, with respect to any Person that is an entity, its certificate of incorporation or formation, bylaws, operating agreement, memorandum and articles of association or similar organizational documents, in each case, as amended.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“PIPE Investment” shall have the meaning ascribed to such term in the Business Combination Agreement.

“Placement Agent” means Cantor Fitzgerald & Co.

“Preference Shares” has the meaning set forth in Section 3.1(c)(ii).

“Preferred Stock” means the Series A Perpetual Preferred Stock, par value $0.0001 per share, having the rights, preferences and privileges set forth in the Certificate of Designation, in the form of Exhibit A hereto.

“Preferred Stockholders’ Agreement” means the agreement between Pubco and certain holders of the Preferred Stock.

“Proceeding” means any action, claim, suit, charge, cause of action, petition, litigation, complaint, investigation, audit, examination, assessment, notice of violation, citation, grievance, arbitration, mediation, demand, inquiry or other proceeding at law or in equity (whether civil, criminal or administrative) by or before any Governmental Entity.

“Purchaser” shall have the meaning ascribed to such term in the preamble.

“Registration Statement” means a registration statement meeting the requirements set forth in Section 4.13 and covering the resale of the Warrant Shares by the Purchaser as provided for in Section 4.13.

“Representatives” shall have the meaning ascribed to such term in Section 3.2(g).

“Required Minimum” means, as of any date, with respect to the Common Stock, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Warrant Shares issuable upon exercise in full of all Warrants, ignoring any conversion or exercise limits set forth therein, and with respect to the Preferred Stock, the maximum aggregate number of shares of Preferred Stock then issued or potentially issuable in the succeeding five year period, pursuant to the Transaction Documents.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such rule.

“Scheduled Closing Date” shall have the meaning ascribed to such term in Section 2.1.

“SEC Filings” shall have the meaning ascribed to such term in Section 3.1(c)(i).

“SEC Guidance” shall have the meaning ascribed to such term in the introductory paragraph to Section 3.1.

“Securities” means the Preferred Stock, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Short Sales” shall include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

“SPAC Parties” has the meaning set forth in the recitals.

“SPA Minimum Cash Condition” means that Pubco, the Company, EQV Holdings, EQVR and the Target, in the aggregate, have at least $140,197,687 less the Pre-Closing Period Rollover Amount (as such term is defined in the Business Combination Agreement) in Available Cash at the Closing (as defined in the Business Combination Agreement as in effect on the date hereof).

“SPAC Party Material Adverse Effect” means any change, event, development, state of facts, condition, circumstance, effect or occurrence (collectively, “Events”), that, individually or when aggregated with other Events has had, or would reasonably be expected to have, a material adverse effect on the legal authority and ability of a SPAC Party to comply with the terms of this Agreement, including the issuance and sale of the Securities, or does or would reasonably be expected to materially delay or materially impede the ability of a SPAC Party to consummate the transactions contemplated by the Business Combination Agreement and Merger Agreement; provided, however, that no change or effect related to any of the following, alone or in combination, shall be taken into account in determining whether a SPAC Party Material Adverse Effect has occurred: (i) the announcement, negotiation, pendency, execution or delivery of the Business Combination Agreement, the Merger Agreement, this Agreement or any other Transaction Document or consummation of the transactions contemplated hereby and thereby, including any termination of, reduction in or similar adverse impact (but in each case only to the extent attributable to such announcement, negotiation, pendency, execution, delivery or consummation) on relationships, contractual or otherwise, with any landlords, customers, suppliers, distributors, partners or employees of the SPAC Parties and their respective subsidiaries; (ii) the taking of any action required by the Business Combination Agreement, the Merger Agreement, this Agreement or any other Transaction Document; (iii) any natural disaster (including hurricanes, storms, tornados, flooding, mudslides, earthquakes, volcanic eruptions or similar occurrences), effects of weather or meteorological conditions, pandemic (including any directive thereof), epidemics, disease outbreaks or public health emergencies or change in climate, (iv) any acts of terrorism or war, the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions; (v) EQV Share Redemption, (vi) any breach of any covenants, agreements or obligations of Purchaser, any holder of Preferred Stock or Common Stock or investor in any PIPE Investment, or any creditor under this Agreement or other agreement related to financing the SPAC Parties and their respective subsidiaries (including any breach of such Person’s obligations to fund any amounts thereunder when required); (vii) any change in applicable Laws or GAAP or Tax or any interpretation thereof following the date of this Agreement; (viii) any change in interest rates or economic, political, business or financial market conditions generally, including international, national, regional, state, provincial or local wholesale or retail markets for oil, natural gas or other commodities or other related products and operations, (ix) any trade disputes or the imposition, repeal, modification or alteration of, or any proposal, threat or announcement with respect to, any import or export restriction, tariff, duty, border adjustment tax, customs valuation methodology, trade remedy measure (including, without limitation, antidumping, countervailing duty or safeguard action), quota, sanction, embargo or other trade restrictions, whether unilateral, bilateral, plurilateral or multilateral in nature, and whether implemented or threatened by the United States, any foreign sovereign or any supranational body, including any retaliation, countermeasure or responsive action (formal or informal) by any Governmental Entity or regional trade block in respect of, or in response to the foregoing, (x) any changes generally affecting the industries or geographical areas in which the SPAC Parties and their respective subsidiaries or their customers operate, whether international, national, regional, state, provincial or local, (xi) labor strikes, requests for representation, organizing campaigns, work stoppages, slowdowns or other labor disputes, (xii) actions or omissions expressly required to be taken or not taken by the SPAC Parties and their respective subsidiaries in accordance with the Business Combination Agreement, the Merger Agreement, this Agreement or any other Transaction Document, (xiii) changes in, or effects on, the assets or properties of the Company and its subsidiaries which are cured (including the payment of money), (xiv) failure by the SPAC Parties and their respective subsidiaries to meet any projections or forecasts for any period occurring on or after the date hereof (it being understood and agreed that the exception to this clause (xiv) shall not preclude any party from asserting that the underlying Events giving rise to such failure should be taken into account in determining whether there has been a SPAC Party Material Adverse Effect if not otherwise excluded by another clause of this definition), (xv) the potential, impending or actual bankruptcy or insolvency Proceedings relating; but in the case of clauses (iii) through (xi), only to the extent that such Event described in such clauses do not materially disproportionately impact the SPAC Parties and their respective subsidiaries, taken as a whole, relative to other similarly situated industry participants.

“Sponsor” means EQV Ventures Sponsor LLC, a Delaware limited liability company.

“Standard Settlement Period” shall have the meaning ascribed to such term in Section 4.1(c).

“Stated Value” means $1,000 per share of Preferred Stock.

“Stock Exchange” means either The Nasdaq Stock Market LLC or the New York Stock Exchange (or any successors to any of the foregoing).

“Subscription Amount” shall mean the amount to be paid for the Preferred Stock and the Warrants purchased hereunder pursuant to the terms of this Agreement as set forth across from the Purchaser’s name on SCHEDULE A hereto in U.S. dollars and in immediately available funds prior to any deduction for original issue discount.

“Target Companies” means the Target and its subsidiaries.

“Target Material Adverse Effect” means any Event, that, individually or when aggregated with other Events (a) has had, or would reasonably be expected to have, a material adverse effect on the business, assets, results of operations or financial condition of the Target and its subsidiaries, taken as a whole, or (b) does or would reasonably be expected to materially delay or materially impede the ability of the Target to consummate the transactions contemplated by the Business Combination Agreement; provided, however, that no change or effect related to any of the following, alone or in combination, shall be taken into account in determining whether a Target Material Adverse Effect has occurred: (i) the announcement, negotiation, pendency, execution or delivery of the Business Combination Agreement, this Agreement or any other Transaction Document or consummation of the transactions contemplated hereby and thereby, including any termination of, reduction in or similar adverse impact (but in each case only to the extent attributable to such announcement, negotiation, pendency, execution, delivery or consummation) on relationships, contractual or otherwise, with any landlords, customers, suppliers, distributors, partners or employees of the Target or its subsidiaries; (ii) the taking of any action required by the Business Combination Agreement, this Agreement or any other Transaction Document; (iii) any natural disaster (including hurricanes, storms, tornados, flooding, mudslides, earthquakes, volcanic eruptions or similar occurrences), effects of weather or meteorological conditions, pandemic (including any directive thereof), epidemics, disease outbreaks or public health emergencies or change in climate, (iv) any acts of terrorism or war, the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions; (v) any breach of any covenants, agreements or obligations of Purchaser, any holder of Preferred Stock or Common Stock or investor in any PIPE Investment, or any creditor under this Agreement or other agreement related to financing the Target (including any breach of such Person’s obligations to fund any amounts thereunder when required); (vi) any change in applicable Laws or GAAP or Tax or any interpretation thereof following the date of this Agreement; (vii) any change in interest rates or economic, political, business or financial market conditions generally, including international, national, regional, state, provincial or local wholesale or retail markets for oil, natural gas or other commodities or other related products and operations, (viii) any changes generally affecting the industries or geographical areas in which the Target, its subsidiaries or its customers operate, whether international, national, regional, state, provincial or local, (ix) changes in the operations or availability of upstream or downstream pipelines, gathering systems, distribution systems or end use facilities, (x) changes in international, national, regional, state, provincial or local oil, natural gas, natural gas liquids, electric generation, transition or distribution systems generally, (x) changes in the markets (including local or regional sub-markets or zones) for, or costs of, oil or natural gas or other commodities or related products, or access to such markets, (xi) any trade disputes or the imposition, repeal, modification or alteration of, or any proposal, threat or announcement with respect to, any import or export restriction, tariff, duty, border adjustment tax, customs valuation methodology, trade remedy measure (including, without limitation, antidumping, countervailing duty or safeguard action), quota, sanction, embargo or other trade restrictions, whether unilateral, bilateral, plurilateral or multilateral in nature, and whether implemented or threatened by the United States, any foreign sovereign or any supranational body, including any retaliation, countermeasure or responsive action (formal or informal) by any Governmental Entity or regional trade block in respect of, or in response to the foregoing, (xiii) labor strikes, requests for representation, organizing campaigns, work stoppages, slowdowns or other labor disputes, (xiv) actions or omissions expressly required to be taken or not taken by the Target in accordance with the Business Combination Agreement, this Agreement or any other Transaction Document, (xv) changes in, or effects on, the assets or properties of the Target and its subsidiaries, taken as a whole, which are cured (including the payment of money), (xvi) failure by the Target and its subsidiaries, taken as a whole, to meet any projections or forecasts for any period occurring on or after the date hereof (it being understood and agreed that the exception to this clause (xvi) shall not preclude any party from asserting that the underlying Events giving rise to such failure should be taken into account in determining whether there has been a Target Material Adverse Effect if not otherwise excluded by another clause of this definition), (xvii) the potential, impending or actual bankruptcy or insolvency Proceedings relating; but in the case of clauses (iii) through (xii), only to the extent that such Event described in such clauses do not materially disproportionately impact the Target and its subsidiaries, taken as a whole, relative to other similarly situated industry participants.

“Target Merger” has the meaning set forth in the recitals.

“Target Merger Sub” has the meaning set forth in the recitals.

“Taxes” means all direct or indirect federal, state, local, and foreign net income, gross income, gross receipts, sales, use, value-added, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, social security, excise, severance, stamp, occupation, premium, property, windfall profits, alternative minimum, estimated, customs, duties or other taxes, fees, assessments or charges in the nature of a tax, together with any interest and any penalties or additions to taxes, imposed by a Governmental Entity.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Preferred Stockholders’ Agreement, the Certificate of Designation, the Warrants and all exhibits and schedules thereto.

“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company, and any successor transfer agent of the Company.

“Trust Account” means the trust account established by the Company pursuant to the Trust Agreement.

“Trust Agreement” means that certain Investment Management Trust Agreement, dated of August 6, 2024, by and between the Company and Continental Stock Transfer & Trust Company.

“Trust Distributions” shall have the meaning ascribed to such term in Section  5.19.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

“Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchaser at the Closing in accordance with Section 2.2(a)(ii) hereof exercisable for the amount of Common Stock set forth on Schedule A, 50% of which Warrants shall be exercisable six months following the Closing and 50% of which Warrants shall be exercisable 12 months following the Closing, and have a term of exercise equal to five years from the applicable exercise date, in the form of Exhibit B attached hereto.

ARTICLE 2

PURCHASE AND SALE

2.1 Closing. As of the date hereof, upon the terms and subject to the consummation of the Flip Merger, the Domestication, the substantially concurrent consummation of the Business Combination and the conditions set forth herein, Pubco agrees to sell, and the Purchaser hereby irrevocably subscribes for and agrees to purchase at the Closing, an aggregate number of shares of Preferred Stock listed on SCHEDULE A for the Purchaser’s Adjusted Subscription Amount, each as set forth opposite the Purchaser’s name on SCHEDULE A hereto, and the number of Warrants listed on SCHEDULE A and as determined pursuant to Section 2.2(a). Pubco shall provide written notice (which may be via email) to the Purchaser (the “Closing Notice”) that Pubco reasonably expects the Closing to occur (and the conditions thereto to be satisfied) on a date specified in the notice (the “Scheduled Closing Date”) not less than five Business Days after the date of the Closing Notice, which Closing Notice shall contain the wire amounts of the Purchaser and the wire transfer instructions of Pubco. The failure of the Closing to occur on the Scheduled Closing Date shall not terminate this Agreement or otherwise relieve any party of any of its obligations hereunder, subject to Section 5.1(a). At the Closing, (a) the Purchaser shall pay its Adjusted Subscription Amount to Pubco for the Preferred Stock and Warrants to be issued and sold to the Purchaser at the Closing, by wire transfer of immediately available funds in accordance with the wire transfer instructions of Pubco, and (b) Pubco shall deliver to the Purchaser its shares of Preferred Stock and Warrants as determined pursuant to Section 2.2(a), and (c) Pubco and the Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur by electronic exchange of documents and signatures. If the Closing does not occur within 10 Business Days following the Scheduled Closing Date, the Company shall promptly (but not later than three Business Days thereafter) return the Adjusted Subscription Amount in full to the Purchaser; provided that, unless this Agreement has been terminated pursuant to Section 5.1(a) hereof, such return of funds shall not terminate this Agreement or relieve the Purchaser of its obligation to purchase the Securities at the Closing upon the delivery by the Company of a subsequent Closing Notice in accordance with this Section.

2.2 Deliveries.

(a) On or prior to the Closing Date, Pubco shall deliver or cause to be delivered to the Purchaser the following:

(i) a certificate evidencing (or reasonable evidence of issuance by book entry, as applicable, of) such aggregate number of shares of Preferred Stock set forth on Schedule A next to the Purchaser’s name, registered in the name of the Purchaser and evidence of the filing and acceptance of the Certificate of Designation from the Secretary of State of Delaware;

(ii) Warrants registered in the name of the Purchaser to purchase up to a number of shares of Common Stock equal to 100% of the total number of shares of Common Stock into which the Purchaser’s Warrants are convertible on the date of Closing, with an exercise price equal to $0.01, subject to adjustment as set forth therein;

(iii) the wire transfer instructions of Pubco;

(iv) a duly executed certificate from an authorized representative of Pubco, dated as of the date hereof, including true, complete and correct copies of the then-in-effect Certificate of Incorporation and Bylaws of Pubco;

(v) a duly executed certificate from an authorized representative of Pubco, dated as of the date hereof, certifying, with respect to Pubco, that the conditions set forth in Section 2.3(c)(i)-(iii) have been satisfied; and

(vi) a legal opinion relating to the Securities in form and substance agreed between the Company and Pubco, on the one hand, and the Purchaser on the other.

(b) On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to Pubco the following:

(i) the Purchaser’s counter-signature to the Warrant described in Section 2.2(a)(ii);

(ii) a duly executed IRS Form W-9, and any other tax-related documentation or information reasonably requested by Pubco; and

(iii) the Purchaser’s Adjusted Subscription Amount.

2.3 Closing Conditions.

(a) The Closing shall be subject to the satisfaction, or valid waiver in writing by the SPAC Parties and Purchaser, of the conditions that, on the Closing Date:

(i) (A) all conditions precedent to the closing of the Business Combination set forth in the Business Combination Agreement or Merger Agreement, as applicable, shall have been satisfied (as determined by the parties to the Business Combination Agreement and the Merger Agreement, respectively) or waived in writing, according to the terms of the Business Combination Agreement or Merger Agreement, as applicable, by the Person(s) with the authority to make such waiver (other than those conditions which, by their nature, are to be satisfied at the closing of the Business Combination pursuant to the Business Combination Agreement or Merger Agreement, as applicable, including to the extent that any such condition precedent is, or is dependent upon, the consummation of the transactions contemplated hereby), and (B) the closing of the Business Combination shall occur concurrently with or on the same date as the Closing;

(ii) the SPA Minimum Cash Condition shall have been satisfied;

(iii) the deliverables in 2.2(a) shall have been delivered; and

(iv) no applicable Governmental Entity shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the consummation of the transactions contemplated hereby (including, without limitation, the Domestication) illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby.

(b) The obligation of Pubco to consummate the Closing, and issue the Preferred Stock and Warrants, shall be subject to the satisfaction or valid waiver in writing by Pubco of the additional conditions that, on the Closing Date:

(i) all representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or material adverse effect, which representations and warranties shall be true and correct in all respects) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by the Purchaser of each of the representations, warranties and agreements of the Purchaser contained in this Agreement as of the Closing Date, but without giving effect to consummation of the Business Combination, or as of such earlier date, as applicable;

(ii) the representations and warranties of the Purchaser contained in Section 3.2(q) of this Agreement shall be true and correct at all times on or prior to the Closing Date, and consummation of the Closing shall constitute a reaffirmation by the Purchaser of such representations and warranties;

(iii) the Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

(iv) the Purchaser shall have delivered all of the items set forth in Section 2.2(b) of this Agreement.

(c) The obligation of the Purchaser to consummate the Closing shall be subject to the satisfaction or valid waiver in writing by the Purchaser of the additional conditions that, on the Closing Date:

(i) all representations and warranties of the SPAC Parties contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or SPAC Party Material Adverse Effect, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or SPAC Party Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such earlier date), and consummation of the Closing shall constitute a reaffirmation by the SPAC Parties of each of the representations, warranties and agreements of the SPAC Parties contained in this Agreement as of the Closing Date, but without giving effect to consummation of the Business Combination, or as of such earlier date, as applicable;

(ii) the SPAC Parties shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

(iii) Pubco shall have delivered all of the items set forth in Section 2.2(a) of this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the SPAC Parties. Except as set forth in any SPAC Party SEC Filings filed, furnished or submitted on or prior to the date hereof or on or prior to the Closing Date, as applicable, and provided that no representation or warranty by EQV shall apply to any statement or information in the SEC Filings that relates to changes to historical accounting policies of the SPAC Parties in connection with any order, directive, guideline, comment or recommendation from the Commission or the SPAC Parties’ auditor or accountant that is applicable to the SPAC Parties (collectively, the “SEC Guidance”), nor shall any correction, amendment, revision or restatement of the SPAC Parties’ financial statements due wholly or in part to the SEC Guidance or any other accounting matters, nor any other effects that relate to or arise out of, or are in connection with or in response to, any of the foregoing or any changes in accounting or disclosure related thereto, be deemed to be a breach of any representation or warranty by the SPAC Parties:

(a) each SPAC Party represents and warrants to the Purchaser that with regards to such SPAC Party:

(i) Such SPAC Party (i) is duly organized, incorporated, formed or registered, as applicable, validly existing and in good standing under the laws of its jurisdiction of incorporation, (ii) has the requisite power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted in all material respects and to enter into and perform its obligations under this Agreement and the other Transaction Documents, and (iii) is duly licensed, registered or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a SPAC Party Material Adverse Effect.

(ii) All corporate action required to be taken by the boards of directors and shareholders of such SPAC Party in order to authorize such SPAC Party to enter into this Agreement and the other Transaction Documents has been taken or will be taken prior to the Closing Date. All action on the part of the officers of the SPAC Parties necessary for the execution and delivery of this Agreement and the other Transaction Documents, the performance of all obligations of the SPAC Parties under the Transaction Documents to be performed as of the Closing Date, and the issuance and Delivery of the Securities has been taken or will be taken prior to the Closing Date. This Agreement has been duly authorized and validly executed and delivered by the SPAC Parties, and upon execution thereof, the other Transaction Documents will have been validly executed and delivered by the SPAC Parties, and assuming the due authorization, execution and delivery of the same by the Target and the Purchaser of this Agreement and the other Transaction Documents to which they are a party and the due authorization, execution and delivery of the same by all other parties to any Transaction Document, each of this Agreement and the other Transaction Documents shall constitute the valid and legally binding obligation of the SPAC Parties, Enforceable against the SPAC Parties in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(iii) Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 3.2 of this Agreement, the execution, delivery and performance of this Agreement and the other Transaction Documents, the issuance and sale of the Securities hereunder, the compliance by such SPAC Party with all of the provisions of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of such SPAC Party pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which such SPAC Party is a party or by which such SPAC Party is bound or to which any of the property or assets of such SPAC Party is subject, (ii) the Organizational Documents of such SPAC Party, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over such SPAC Party or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a SPAC Party Material Adverse Effect.

(iv) Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 3.2 of this Agreement, such SPAC Party is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Agreement or the other Transaction Documents (including, without limitation, the issuance of the Securities), other than (i) filings required by applicable state securities laws, (ii) the filing of the Registration Statement pursuant to Section 4.13, (iii) filings required by the Commission, (iv) filings required by the Stock Exchange, including with respect to obtaining shareholder approval, (v) filings and approvals required to consummate the Business Combination as provided under the Business Combination Agreement and Merger Agreement, as applicable, including those required in connection with the Domestication, (vi) the filing of notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and (vii) those filings, the failure of which to obtain would not have a SPAC Party Material Adverse Effect.

(v) Except for such matters as have not had and would not have a SPAC Party Material Adverse Effect, there is no (i) Action, Proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of such SPAC Party, threatened in writing against such SPAC Party or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against such SPAC Party.

(vi) Neither such SPAC Party nor any person acting on its behalf has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities. The Securities are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. Neither such SPAC Party nor any person acting on such SPAC Party’s behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by such SPAC Party for purposes of the Securities Act or any applicable shareholder approval provisions. Neither such SPAC Party nor any person acting on such SPAC Party’s behalf has offered or sold any securities, or has taken any other action, which would reasonably be expected to subject the offer, issuance or sale of the Securities, as contemplated hereby, to the registration provisions of the Securities Act.

(vii) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to such SPAC Party, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) is applicable.

(viii) Except as would not reasonably be expected to be material to such SPAC Party, such SPAC Party is in all material respects in compliance with applicable provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder.

(ix) The SPAC Parties are solely responsible for the payment of any fees, costs, expenses and commissions of the Placement Agent and Affiliates of the SPAC Parties.

(x) such SPAC Party has not, and to its knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of such SPAC Party to facilitate the sale or resale of any of the Securities.

(xi) All income and other material Tax Returns required to be filed by such SPAC Party have been timely filed pursuant to applicable Laws. Such SPAC Party has timely paid all income and other material amounts of Taxes due and payable by it (whether or not shown as due and payable on any Tax Return). For U.S. federal (and applicable state or local) income Tax purposes, such SPAC Party expects to treat (and, if applicable, expects to cause its affiliates to treat) applicable portions of the Business Combination as set forth in Section 7.1(a) of the Business Combination Agreement.

(b) Pubco represents and warrants to the Purchaser that:

(i) As of the Closing Date, the Securities will be duly authorized and, when issued, paid for and delivered in accordance with this Agreement, will be validly issued, fully paid and non-assessable, free and clear of all liens or other restrictions (other than those arising under the Transaction Documents, the Organizational Documents of Pubco (as adopted on the Closing Date) or applicable securities laws), and will not have been issued in violation of any preemptive or similar rights created under Pubco’s Organizational Documents (as adopted on the Closing Date) or the laws of the State of Delaware. Sufficient Preferred Stock has been duly authorized and reserved for issuance. The Common Stock issuable upon conversion of the Warrant Shares has been duly reserved for issuance, and upon issuance in accordance with the terms of Pubco’s Organizational Documents, will be validly issued, fully paid and nonassessable, free and clear of all liens or other restrictions (other than those arising under the Transaction Documents, the Organizational Documents of Pubco (as adopted on the Closing Date) or applicable securities laws), and will not have been issued in violation of any preemptive or similar rights created under Pubco’s Organizational Documents (as adopted on the Closing Date) or the laws of the State of Delaware

(ii)   Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2 of this Agreement, no registration under the Securities Act or any state securities laws (“Blue Sky Laws”) is required for the offer and sale of the Securities by Pubco to the Purchaser.

(iii) As of the Closing Date, the Common Stock will be eligible for clearing through The Depository Trust Company (“DTC”), through its Deposit/Withdrawal At Custodian (DWAC) system, and, as of the Closing Date, Pubco is eligible and participating in the Direct Registration System (DRS) of DTC with respect to the Common Stock. Pubco’s Transfer Agent is a participant in DTC’s Fast Automated Securities Transfer Program.

(iv) To the knowledge of Pubco, Pubco is not, and immediately after receipt of payment for the Securities and consummation of the Business Combination, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(v) As of the date hereof, the authorized share capital of Pubco consists of (i) 100 shares of common stock, and which shares are duly authorized and validly issued, are fully paid and are non-assessable. As of the Closing, the Shares will be duly authorized and, when issued and delivered to the Investor against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under Pubco’s certificate of incorporation (as adopted on the Closing Date) or under the Corporation Law of the State of Delaware. Except as set forth below and pursuant to the Other Subscription Agreements, the Business Combination Agreement and the other agreements and arrangements referred to therein or in the SEC Reports, as of the date hereof, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from Pubco any Shares or other equity interests in Pubco, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, Pubco has no subsidiaries, other than EQV Merger Sub and EQVR Merger Sub, and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which Pubco is a party or by which it is bound relating to the voting of any securities of Pubco, other than as contemplated by the Business Combination Agreement.

(c) The Company represents and warrants to the Purchaser that:

(i) As of their respective filing, submission, or furnishing dates, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, all reports, proxy statements, registration statements and other filings or submissions required to be filed or furnished, including those required in connection with the Business Combination, by the Company with the Commission (the “SEC Filings”) complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Filings, when filed, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the date hereof, there are no material outstanding or unresolved comments in comment letters received by the Company from the staff of the Division of Corporation Finance of the Commission with respect to any of the SEC Filings. The financial statements of the Company included in the SEC Filings comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing, or, if amended, as of the date of such amendment, which shall be deemed to supersede such original filing, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. Notwithstanding the foregoing, this representation and warranty shall not apply to any statement or information in the SEC Filings that relates or arises from the topics referenced in the SEC Guidance, and any restatement, revision or other modification to the SEC Filings (including any financial statements contained therein) relating to or arising from the SEC Guidance shall not be deemed material noncompliance for purposes of this Agreement or the other Transaction Documents.

(ii)   As of the date hereof, the authorized share capital of the Company consists of (i) 300,000,000 of the Company’s Class A Shares, (ii) 30,000,000 of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Shares”) and (iii) 1,000,000 of SPAC’s preference shares, par value of $0.0001 per share (the “Preference Shares”). As of the date hereof, (i) 35,822,500 Class A Shares are issued and outstanding, (ii) 8,750,000 Class B Shares are issued and outstanding and (iii) 11,887,499 warrants to acquire Class A Shares are outstanding. All (1) issued and outstanding Class A Shares and Class B Shares have been duly authorized and validly issued, are fully paid and are non-assessable and (2) outstanding warrants have been duly authorized and validly issued. Except as set forth below and pursuant to the subscription agreements with other investors, the Business Combination Agreement and the other agreements and arrangements referred to therein or in the SEC Reports, as of the date hereof, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company any Class A Shares, Class B Shares or other equity interests in the Company, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date hereof, the Company has no subsidiaries, other than Pubco, EQV Merger Sub, Prometheus Merger Sub, and EQVR Merger Sub and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any securities of the Company, other than (1) as set forth in the SEC Reports and (2) as contemplated by the Business Combination Agreement.

(iii) As of the Closing, following the Domestication, the Company will be duly incorporated, validly existing as a corporation and in good standing under the laws of the State of Delaware.

(iv) As of the date hereof, the issued and outstanding Class A Shares of the Company are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on NYSE under the symbol “EQV” (it being understood that the trading symbol will be changed in connection with the Transaction). Except as disclosed in the Company’s filings with the SEC, as of the date hereof, there is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by NYSE or the SEC, respectively, to prohibit or terminate the listing of the Class A Shares of the Company or, when issued, the Warrant Shares on NYSE or the Stock Exchange, as applicable, or to deregister the Class A Shares of the Company or, when registered and issued in connection with the Domestication, the Shares, under the Exchange Act. The Company has taken no action that is designed to terminate the registration of the Class A Shares of the Company under the Exchange Act, other than in connection with the Domestication and subsequent registration under the Exchange Act.

(v) No other purchase agreements for Preferred Stock includes terms and conditions that are materially more advantageous to any other purchaser than Purchaser hereunder, other than with respect to the transfer to any investor of securities of the Company by existing securityholders of the Company, which may be effectuated as a forfeiture to the Company and reiussance.

3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants:

(a) The Purchaser (i) is an entity duly incorporated or formed, validly existing and in good standing under the laws of its jurisdiction of formation or incorporation and (ii) has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents.

(b) Each of this Agreement and the other Transaction Documents to which Purchaser is a party has been duly authorized, validly executed and delivered by the Purchaser, and assuming the due authorization, execution and delivery of the same by the SPAC Parties and Target, as applicable, each of this Agreement and the other Transaction Documents to which the Purchaser is a party shall constitute the valid and legally binding obligation of the Purchaser, Enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies.

(c) The execution, delivery and performance of this Agreement and the other Transaction Documents, including the subscription for and purchase of the Securities hereunder, the compliance by the Purchaser with all of the provisions of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Purchaser pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of the property or assets of the Purchaser is subject, (ii) the Organizational Documents of the Purchaser, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Purchaser or any of its properties that in the case of clauses (i) and (iii), would reasonably be expected to have a material adverse effect on the Purchaser’s ability to consummate the transactions contemplated by this Agreement and the other Transaction Documents, including the subscription for and purchase of the Securities.

(d) (i) As of the date hereof, and on the Closing Date and each date on which it exercises any Warrants, the Purchaser, or if the Purchaser is subscribing for the Securities as a fiduciary or agent for one or more investor accounts, each owner of such account, as applicable, is or will be an institutional “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act), in each case, satisfying the applicable requirements set forth on Annex A hereto, (ii) the Purchaser is acquiring the Securities only for its own account and not for the account of others, or if the Purchaser is subscribing for the Securities as a fiduciary or agent for one or more investor accounts, each owner of such account is an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and the Purchaser has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) the Purchaser is not acquiring the Securities with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or any securities laws of the United States or any other jurisdiction. The Purchaser has provided the SPAC Parties with the requested information on Annex A following the signature page hereto and the information contained therein is accurate and complete.

(e) The Purchaser acknowledges and agrees that the Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that neither the offer nor sale of the Securities has been registered under the Securities Act or any other applicable securities laws of any state in the United States or other jurisdiction and that the SPAC Parties are not required to register the Securities except as set forth in Section 4.13. The Purchaser acknowledges and agrees that the Securities may not be offered, resold, transferred, pledged or otherwise disposed of by the Purchaser absent an effective registration statement under the Securities Act, except (i) to Pubco or a subsidiary thereof, (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, or (iii) an ordinary course pledge such as a broker lien over account property generally, and, in each of clauses (i)-(iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or account entries representing the Securities shall contain a restrictive legend to such effect. The Purchaser acknowledges and agrees that the Securities will be subject to these securities law transfer restrictions, and, as a result of these transfer restrictions, the Purchaser may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Securities and may be required to bear the financial risk of an investment in the Securities for an indefinite period of time. The Purchaser acknowledges and agrees that the Company is, as of the date hereof, a special purpose acquisition company and the Securities will not be immediately eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year following the filing on Form 10 required information with the Commission after the Closing Date. The Purchaser acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Securities.

(f) The Purchaser understands and agrees that it is purchasing the Securities directly from Pubco. The Purchaser further acknowledges that there have not been, and the Purchaser hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to the Purchaser by the SPAC Parties, the Target, the Placement Agent, the Sponsor, any of their respective Affiliates or any control persons, officers, directors, employees, partners, agents or representatives, any other party to the Business Combination or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the SPAC Parties and the Target set forth in this Agreement. The Purchaser agrees that none of (i) any other Purchaser (including the controlling persons, members, officers, directors, partners, agents, or employees of any such other Purchaser), (ii) the Placement Agent, its Affiliates or any of its or its Affiliates’ control persons, officers, directors or employees, (iii) the Sponsor, its Affiliates (other than Pubco), or any of its or its’ Affiliates respective control persons, officers, directors or employees or (iv) any other party to the Business Combination Agreement or the Merger Agreement, including any such party’s representatives, Affiliates or any of its or their control persons, officers, directors or employees, that is not a party hereto, shall be liable to the Purchaser pursuant to this Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

(g) In making its decision to purchase the Securities, the Purchaser has relied solely upon independent investigation made by the Purchaser. The Purchaser acknowledges and agrees that the Purchaser has received such information as the Purchaser deems necessary in order to make an investment decision with respect to the Securities, including with respect to the SPAC Parties, the Target and the Business Combination, and made its own assessment and is satisfied concerning the relevant financial, Tax and other economic considerations relevant to the Purchaser’s investment in the Securities. Without limiting the generality of the foregoing, the Purchaser acknowledges that it has reviewed the SPAC Parties’ filings with the Commission. The Purchaser represents and agrees that the Purchaser and the Purchaser’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Purchaser and the Purchaser’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities. The Purchaser acknowledges that certain information provided by the SPAC Parties and the Target was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The Purchaser further acknowledges that the information provided to the Purchaser was preliminary and subject to change, including in the registration statement and the proxy statement and/or prospectus that the SPAC Parties intend to file with the Commission in connection with the Business Combination (which will include substantial additional information about the SPAC Parties, the Target and the Business Combination and will update and supersede the information previously provided to the Purchaser). The Purchaser acknowledges and agrees that none of the Placement Agent, the Sponsor or any of their Affiliates or any of such Person’s or its Affiliate’s control persons, officers, directors, employees or other representatives, legal counsel, financial advisors, accountants or agents (collectively, “Representatives”) has provided the Purchaser with any information, recommendation or advice with respect to the Securities nor is such information, recommendation or advice necessary or desired. None of the Placement Agent, the Sponsor or any of their respective Affiliates or Representatives has made or makes any representation as to the SPAC Parties or the Target or the quality or value of the Securities. In addition, the SPAC Parties, the Target, the Sponsor, Placement Agent and their respective Affiliates or Representatives may have acquired non-public information with respect to the SPAC Parties or the Target which the Purchaser agrees need not be provided to it. In connection with the issuance of the Securities to the Purchaser, none of the Placement Agent, its Affiliates or the SPAC Parties, the Target, the Sponsor or any of their respective Affiliates or Representatives has acted as a financial advisor or fiduciary to the Purchaser.

(h) The Purchaser became aware of this offering of the Securities solely by means of direct contact between the Purchaser and the SPAC Parties or their respective Affiliates, by means of direct contact between the Purchaser and the Target or its Affiliates or by means of contact from the Placement Agent, and Securities were offered to the Purchaser solely by direct contact between the Purchaser and the SPAC Parties or their Affiliates. The Purchaser did not become aware of this offering of the Securities, nor were the Securities offered to the Purchaser, by any other means. The Purchaser acknowledges that Pubco represents and warrants that the Securities (i) were not offered by any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(i) The Purchaser acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities, including but not limited to those set forth in the SEC Filings. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and the Purchaser has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as the Purchaser has considered necessary to make an informed investment decision. The Purchaser (i) is an institutional account as defined in FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Securities. The Purchaser understands and acknowledges that the purchase and sale of the Securities hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

(j) The Purchaser has adequately analyzed and fully considered the risks of an investment in the Securities and determined that the Securities are a suitable investment for the Purchaser and that the Purchaser is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Purchaser’s investment in Pubco. The Purchaser acknowledges specifically that a possibility of total loss exists.

(k) The Purchaser understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment.

(l) The Purchaser is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Purchaser agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Purchaser is permitted to do so under applicable law. If the Purchaser is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Purchaser maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, the Purchaser maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, the Purchaser maintains policies and procedures reasonably designed to ensure that the funds held by the Purchaser and used to purchase the Securities were legally derived.

(m) No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in Pubco as a result of the purchase and sale of Securities hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over Pubco from and after the Closing as a result of the purchase and sale of Securities hereunder.

(n) The Purchaser (i) will have sufficient funds to pay the Adjusted Subscription Amount pursuant to Section 2.2(b)(iii) of this Agreement and any expenses incurred by the Purchaser in connection with the transactions contemplated by or in connection with this Agreement and the other Transaction Documents; (ii) has the resources and capabilities (financial or otherwise) to perform its obligations under this Agreement and the other Transaction Documents; and (iii) has not incurred any obligation, commitment, restriction or liability of any kind, absolute or contingent, present or future, which would impair or adversely affect its ability to perform its obligations under this Agreement and the other Transaction Documents.

(o) The Purchaser acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the SPAC Parties, the Target, the Sponsor, the Placement Agent or any of their respective Affiliates or any of their respective or their respective Affiliates’ control persons, officers, directors, employees, agents or representatives), other than the representations and warranties of the SPAC Parties and the Target contained in Sections 3.1 and 3.3, respectively, of this Agreement, in making its investment or decision to invest in Pubco. The Purchaser agrees that none of (i) any other Purchaser or any other Person participating in any other private placement of shares of Common Stock (including the controlling persons, officers, directors, partners, agents or employees of any such other Person), (ii) the SPAC Parties, their respective Affiliates or any of their respective Affiliates’ control persons, officers, directors, partners, agents, employees or representatives, (iii) the Sponsor, its Affiliates or any of its or their respective Affiliates’ control persons, officers, directors, partners, agents, employees or representatives, nor (iv) the Placement Agent, its Affiliates or any of its or their respective control persons, officers, directors, partners, agents, employees or representatives shall be liable to the Purchaser or any other Purchaser pursuant to the Transaction Documents or any other agreement related to a private placement of Securities for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities hereunder or thereunder.

(p) No broker or finder is entitled to any brokerage or finder’s fee or commission to be paid by the Purchaser solely in connection with the sale of the Securities to the Purchaser.

(q) At all times on or prior to the Closing Date, the Purchaser has no binding commitment or a current plan or intention, nor presently has any plan or intention, to dispose of, or otherwise transfer (directly or indirectly), any of the Securities.

(r) Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by the Purchaser with the Commission with respect to the beneficial ownership of Pubco’s outstanding securities prior to the date hereof, the Purchaser is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of Pubco (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(s) The Purchaser acknowledges that (i) the SPAC Parties, the Target Companies, the Sponsor and the Placement Agent, and any of their respective Affiliates, control persons, officers, directors, employees, agents or representatives currently may have, and later may come into possession of, information regarding Pubco and the Target Companies that is not known to the Purchaser and that may be material to a decision to purchase the Securities, (ii) the Purchaser has determined to purchase the Securities notwithstanding its lack of knowledge of such information, and (iii) none of the SPAC Parties, the Target Companies, the Sponsor or the Placement Agent or any of their respective Affiliates, control persons, officers, directors, employees, agents or representatives shall have liability to the Purchaser, and the Purchaser hereby, to the extent permitted by law, waives and releases any claims it may have against the SPAC Parties, the Target Companies, the Sponsor, the Placement Agent and their respective Affiliates, control persons, officers, directors, employees, agents or representatives, with respect to the nondisclosure of such information.

(t) The Purchaser acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the SPAC Parties.

(u) The Purchaser acknowledges and is aware that the Placement Agent is acting as financial advisor to the SPAC Parties in connection with the Business Combination.

(v) The Purchaser understands that the foregoing representations and warranties shall be deemed material to and have been relied upon by the SPAC Parties and Target.

(w) The Purchaser, on behalf of itself and its Affiliates, hereby acknowledges and agrees that notwithstanding any provision of this Agreement to the contrary, except for the representations and warranties expressly made by the SPAC Parties in Section 3.1 and the Target in Section 3.3, or any Transaction Document delivered by the SPAC Parties or Target pursuant to this Agreement (i) neither the Company, Target nor their respective Affiliates make any representation or warranty with respect to the SPAC Parties, Target or any other person or their respective business, operations, assets, liabilities, condition (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to the Purchaser or any of its Affiliates or representatives of any documentation, forecasts, projections or other information with respect to any one or more of the foregoing, and (ii) neither the Purchaser nor its Affiliates relied on any representation or warranty from or any other information provided by the SPAC Parties, Target or any Affiliate thereof, including any Pubco unitholder. Except for the representations and warranties expressly made by the SPAC Parties or Target in Section 3.1 or Section 3.3 hereof or any Transaction Document delivered by such party pursuant to this Agreement, all other representations and warranties, whether express or implied, are expressly disclaimed by the SPAC Parties and the Target. Notwithstanding anything in this Agreement, nothing in this Section 3.2(x) shall limit any claim or cause of action (or recovery in connection therewith) with respect to fraud.

3.3 Representations and Warranties of the Target. The Target hereby represents and warrants to the Purchaser:

(a) The Target and each of its subsidiaries are duly organized and validly existing and in good standing under the laws of the jurisdiction in which such entity is formed, and have the requisite power and authority to own such entity’s properties and to carry on its business as now being conducted and as presently proposed to be conducted. The Target and each of its subsidiaries are duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which such entity’s ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, reasonably be expected to have a Target Material Adverse Effect.

(b) The Target has the requisite power and authority to enter into and perform its obligations under the Business Combination Agreement, this Agreement and the other Transaction Documents. The execution and delivery of the Business Combination Agreement, this Agreement and the other Transaction Documents by the Target, and the consummation by the Target of the transactions contemplated hereby and thereby have been duly authorized by the Target’s board of directors or equivalent governing body, and no further filing, consent or authorization is required by the Target, its managers or its equity holders or other governing body (other than the filing of the Certificate of Merger with the Secretary of State of the State of Delaware). The Business Combination Agreement and this Agreement have been, and the other Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Target, and each constitutes the legal, valid and binding obligations of the Target, Enforceable against the Target in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(c) Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 3.2 of this Agreement, the execution and delivery of this Agreement and the other Transaction Documents, the compliance by the Target with all of the provisions hereof and thereof and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Target pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or instrument to which the Target is a party or by which the Target is bound or to which any of the property or assets of the Target is subject, (ii) the Organizational Documents of the Target, or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Target or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Target Material Adverse Effect.

(d) Assuming the accuracy of the representations and warranties of the parties to this Agreement, the Target is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Agreement or the other Transaction Documents (including, without limitation, the issuance of the Securities), other than (i) filings required by (x) applicable state securities laws and (y) federal antitrust laws and (ii) those filings, the failure of which to obtain would not have a Target Material Adverse Effect.

(e) All income and other material Tax Returns required to be filed by Target have been timely filed pursuant to applicable Laws. Target has timely paid all income and other material amounts of Taxes due and payable by it (whether or not shown as due and payable on any Tax Return). For U.S. federal (and applicable state or local) income Tax purposes, Target expects to treat (and, if applicable, expects to cause its affiliates to treat) applicable portions of the Business Combination as set forth in Section 7.1(a) of the Business Combination Agreement.

(f) The information and materials previously provided by or on behalf of the Target to the Purchaser (if any) in connection with the offer and sale of the Securities, have been prepared in a good faith effort by the Target to describe the Target’s present and proposed products. The Target acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2. Notwithstanding the foregoing, the Target makes no representation, warranty or covenant with respect to any information supplied by or on behalf of Pubco, the Company, the Purchaser or its or their respective Affiliates.

ARTICLE 4

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to Pubco or to an Affiliate of the Purchaser or in connection with a pledge as contemplated in Section 4.1(b), Pubco may require the transferor thereof to provide to Pubco an opinion of counsel selected by the transferor and reasonably acceptable to Pubco, the form and substance of which opinion shall be reasonably satisfactory to Pubco, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and, if permitted pursuant to the terms thereof, Section 4.13 and shall have the rights and obligations of the Purchaser under this Agreement and Section 4.13.

(b) The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in one or more of the following forms:

(i) “NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAS BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

(ii) Reserved.

(iii) Any legend set forth in, or required by, the Transaction Documents.

(iv) Any legend required by any applicable securities laws to the extent such laws are applicable to the Securities represented by the certificate, instrument, or book entry so legended.

Pubco acknowledges and agrees that the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, the Purchaser may transfer pledged or secured Securities to the pledgees or secured parties; provided, however, that, as a prerequisite to such pledge, the Purchaser shall (x) provide notice to Pubco of such pledge or transfer at least five Business Days prior thereto and (y) cause to be delivered to Pubco customary legal opinions of legal counsel of the pledgee, secured party and pledgor as shall be reasonably requested by Pubco in connection therewith. Thereafter, Pubco will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to Section 4.13, the preparation and filing of any required prospectus supplement under Rule 424(b) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling securityholders thereunder.

(c) Certificates (or reasonable evidence of issuance by book entry, as applicable) evidencing the Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act or (ii) following any sale of such Warrant Shares pursuant to Rule 144. Pubco shall use commercially reasonable efforts to cause its counsel to issue a legal opinion to the Transfer Agent or the Purchaser promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder or if requested by the Purchaser, respectively, in each case, if the proposed sale is to be made pursuant to an effective registration statement or subject to an exemption from registration under the federal securities laws. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Warrant Shares may be sold under Rule 144 and Pubco is then in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), or if the Warrant Shares may be sold under Rule 144 without the requirement for Pubco to be in compliance with the current public information required under required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such Warrant Shares and without volume or manner-of-sale restrictions or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) or as provided in the Warrants, then such Warrant Shares shall be issued free of all legends. Pubco agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than the number of Trading Days comprising the Standard Settlement Period (as defined below) following the delivery by a Purchaser to Pubco or the Transfer Agent of a certificate (or reasonable evidence of issuance by book entry, as applicable) representing Warrant Shares, as applicable, issued with a restrictive legend, deliver or cause to be delivered to the Purchaser a certificate (or reasonable evidence of issuance by book entry, as applicable) representing such shares that is free from all restrictive and other legends. Pubco may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1. Certificates for Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to Pubco by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by the Purchaser. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on Pubco’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of a certificate (or reasonable evidence of issuance by book entry, as applicable) representing Warrant Shares, as applicable, issued with a restrictive legend.

(d) The Purchaser agrees with Pubco that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates (or reasonable evidence of issuance by book entry, as applicable) representing Securities as set forth in this Section 4.1 is predicated upon Pubco’s reliance upon this understanding.

4.2 Acknowledgment of Dilution. Pubco acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. Pubco further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim Pubco may have against the Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of Pubco.

4.3 Furnishing of Information; Public Information. Until the time that the Purchaser does not own any Securities, Pubco shall use commercially reasonable efforts to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act so long as Pubco remains subject to such reporting requirements.

4.4 Integration. Pubco shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

4.5 Exercise Procedures. The form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required of the Purchaser in order to exercise the Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchaser to exercise its Warrants. Pubco shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.6 Securities Laws Disclosure; Publicity. The Company and the Target shall within four Business Days of the date of the entry into the Business Combination Agreement (a) issue a press release disclosing the material terms of the transactions contemplated hereby and (b) file a Current Report on Form 8-K with the Commission (the “Disclosure Documents”). The Purchaser hereby consents to the publication and disclosure in any Disclosure Documents issued or filed by the SPAC Parties in connection with the execution and delivery of the Business Combination Agreement (and any amendment thereof) or this Agreement and the filing of any related documentation with the Commission (and, as and to the extent otherwise required by the federal securities laws or the Commission or any other securities authorities, any other documents or communications provided by the SPAC Parties to any governmental authority or to security holders of the SPAC Parties) of Purchaser’s identity and beneficial ownership of the Securities and the nature of Purchaser’s commitments, arrangements and understandings under and relating to this Agreement and, if deemed appropriate by the SPAC Parties, a copy of this Agreement or the form hereof. Purchaser will promptly provide any information reasonably requested by the SPAC Parties for any regulatory application or filing made or approval sought in connection with the Business Combination or the Closing (including filings with the Commission).

4.7 Stockholder Rights Plan. No claim will be made or enforced by the SPAC Parties or, with the consent of the SPAC Parties, any other Person, that exclusively as a result of the transactions contemplated by this Agreement the Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti- takeover plan or arrangement in effect or hereafter adopted by the SPAC Parties, or that the Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents.

4.8 Non-Public Information. From and after the issuance and filing of the Disclosure Documents, unless the Purchaser has obtained other material, non-public information through a prior relationship with the SPAC Parties or the Target or has otherwise obtained material, non-public information other than through the virtual data room established by the Placement Agent in connection with the Business Combination specifically for Purchasers who are to be cleansed upon the issuance and filing of the Disclosure Document, to the SPAC Parties’ knowledge, the Purchaser shall not be in possession of any material, non-public information of the SPAC Parties received from the SPAC Parties or any of their respective officers, directors, or employees or agents, and the Purchaser shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with the SPAC Parties, the Placement Agent or any of its affiliates, relating to the transactions contemplated by this Agreement, and the SPAC Parties and the Target agree that neither they, nor any other Person acting on their behalf will provide the Purchaser or its agents or counsel with any information that constitutes, or the SPAC Parties and the Target reasonably believe constitutes, material non-public information, unless prior thereto the Purchaser shall have consented to the receipt of such information and agreed with the SPAC Parties and the Target to keep such information confidential.

4.9 Use of Proceeds. Pubco shall use the net proceeds from the sale of the Securities hereunder for general corporate and working capital purposes or for purposes set forth in accordance with the Business Combination Agreement or Merger Agreement, including the payment of cash consideration, each of the foregoing in Pubco’s exclusive discretion.

4.10 Reservation and Listing of Securities.

(a) Commencing on the Closing Date, Pubco shall maintain a reserve of the Required Minimum from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents. Commencing on the Closing Date, Pubco shall maintain a reserve of the maximum aggregate number of shares of Preferred Stock then issued or potentially issuable in the future pursuant to the Transaction Documents from its duly authorized shares of Preferred Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents.

(b) If, on any date following the Closing Date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock or Preferred Stock, as the case may be, is less than 100% of (i) the Required Minimum on such date, minus (ii) the number of shares of Common Stock or Preferred Stock previously issued pursuant to the Transaction Documents, then the Board of Directors shall use commercially reasonable efforts to amend Pubco’s certificate of incorporation to increase the number of authorized but unissued shares of Common Stock or Preferred Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock or Preferred Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 75th day after such date, provided that Pubco will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

(c) Pubco shall, as applicable: (i) promptly after the Closing Date and in connection with the registration with the Commission of the Warrant Shares, in the manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps reasonably necessary to cause such shares of Common Stock to be approved for listing or quotation on such Trading Market as soon as practicable thereafter and to provide to the Purchaser evidence of such listing or quotation and (iii) use commercially reasonable efforts to maintain the listing or quotation of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market. Pubco agrees to maintain the eligibility of the Common Stock for electronic transfer through the DTC or another established clearing corporation, including, without limitation, by timely payment of fees to the DTC or such other established clearing corporation in connection with such electronic transfer.

(d) At the extraordinary general meeting of shareholders of Pubco to be held to obtain shareholder approval of inter alia the Business Combination, Pubco shall present to its shareholders a proposal providing for the approval of the issuance of all of the Securities in compliance with the rules and regulations of the principal Trading Market (without regard to any limitation on conversion or exercise thereof), with the recommendation of the Board of Directors that such proposal be approved, and Pubco shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal.

4.11 Certain Transactions and Confidentiality. The Purchaser covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales of any of Pubco’s securities during the period commencing with the execution of this Agreement and ending upon the issuance and filing of the Disclosure Documents. The Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by Pubco pursuant to the initial press release and the Current Report on Form 8-K as described in Section 4.6, the Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, Pubco expressly acknowledges and agrees that, (i) the Purchaser does not make any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of Pubco after the issuance and filing of the Disclosure Documents and (ii) the Purchaser shall not be restricted or prohibited from effecting any transactions in any securities of Pubco in accordance with applicable securities laws from and after the issuance of the Disclosure Documents. Notwithstanding the foregoing, if the Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Notwithstanding anything in this Securities Purchase Agreement to the contrary, the SPAC Parties shall not publicly disclose the name of Purchaser or any of its affiliates, or include the name of Purchaser or any of its affiliates in any press release or in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Purchaser, except (i) as required by the federal securities law and (ii) to the extent such disclosure is required by law, at the request of the Staff or the Commission or regulatory agency or under the regulations of the stock exchange, in which case the SPAC Parties shall provide Purchaser with written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with the Purchaser regarding such disclosure.

4.12 Blue Sky Filings. The SPAC Parties shall take such action as the SPAC Parties shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at the Closing under applicable securities or Blue Sky Laws of the states of the United States.

4.13 Registration. In the event that the Warrant Shares are not registered in connection with the consummation of the Business Combination, Pubco agrees that, within 45 calendar days after the Closing, it will use commercially reasonable efforts to file with the Commission (at its sole cost and expense) a Registration Statement registering the resale of the Warrant Shares, and it shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) 90 calendar days after the filing thereof (or 120 calendar days after the filing thereof if the Commission notifies Pubco that it will “review” the Registration Statement) and (ii) ten Business Days after Pubco is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review. Pubco agrees to cause such Registration Statement, or another shelf registration statement that includes the Warrant Shares to be sold pursuant to this Agreement, to remain effective until the earliest of (i) the second anniversary of the Closing, (ii) the date on which the Purchaser ceases to hold any Warrants or Warrant Shares issued pursuant to this Agreement, or (iii) on the first date on which the Purchaser is able to sell all of its Warrant Shares issued pursuant to this Agreement under Rule 144 within 90 days without the public information, volume or manner of sale limitations of such rule. The Purchaser agrees to disclose its ownership to Pubco upon request to assist it in making the determination with respect to Rule 144 described in clause (iii) above. In no event shall the Purchaser be identified as a statutory underwriter in the Registration Statement unless in response to a comment or request from the staff of the Commission or another regulatory agency; provided, that if the Commission requests that the Purchaser be identified as a statutory underwriter in the Registration Statement, the Purchaser will have an opportunity to withdraw its Warrant Shares from the Registration Statement. Notwithstanding the foregoing, if the Commission prevents Pubco from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Warrant Shares by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Warrant Shares which is equal to the maximum number of Warrant Shares as is permitted by the Commission. In such event, the number of Warrant Shares to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. Pubco may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form S-3 after Pubco becomes eligible to use such Form S-3. The Purchaser acknowledges and agrees that Pubco may suspend the use of any such registration statement if it determines that in order for such registration statement not to contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of Pubco or would require premature disclosure of information that would adversely affect Pubco that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, provided, that, (I) Pubco shall not so delay filing or so suspend the use of the Registration Statement for a period of more than 90 consecutive days or more than a total of 120 calendar days in any 360 day period and (II) Pubco shall use commercially reasonable efforts to make such Registration Statement available for the sale by the Purchaser of such securities as soon as practicable thereafter. If so directed by Pubco, the Purchaser will destroy all copies of the prospectus covering the Warrant Shares in the Purchaser’s possession; provided, however, that this obligation to destroy all copies of the prospectus covering the Warrant Shares shall not apply (x) to the extent the Purchaser is required to retain a copy of such prospectus (A) in order to comply with applicable legal or regulatory requirements or (B) in accordance with a bona fide pre-existing document retention policy or (y) to copies stored electronically on archival servers as a result of automatic data back-up. Pubco’s obligations to include the Warrant Shares issued pursuant to this Agreement (or shares issued in exchange therefor) for resale in the Registration Statement are contingent upon the Purchaser furnishing in writing to Pubco such information regarding the Purchaser, the securities of Pubco held by the Purchaser and the intended method of disposition of such Warrant Shares, which shall be limited to non-underwritten public offerings, as shall be reasonably requested by Pubco to effect the registration of such Warrant Shares, and shall execute such documents in connection with such registration as Pubco may reasonably request that are customary of a selling shareholder in similar situations. The Purchaser acknowledges and agrees if it does not provide Pubco with such requested information, Pubco may not be able to register the Purchaser’s Warrant Shares. The Purchaser acknowledges that Pubco may file a copy of this Agreement (or form of this Agreement) with the Commission as an exhibit to a periodic report or a registration statement of Pubco.

4.14 Certain Tax Matters. The Parties agree to treat the Preferred Stock as equity of Pubco for U.S. federal income tax purposes and the Warrants as shares of Common Stock for U.S. federal income tax purposes unless otherwise required by a change in law after the date of this Agreement, a closing agreement with an applicable taxing authority, or a final judgment of a court of competent jurisdiction. The Parties agree to allocate the Purchaser’s Adjusted Subscription Amount between the Purchaser’s Preferred Stock and the Purchaser’s Warrants for U.S. federal (and applicable state and local) income tax purposes in the manner set forth on Schedule A, unless otherwise required by a change in law after the date of this Agreement, a closing agreement with an applicable taxing authority, or a final judgment of a court of competent jurisdiction. Pubco shall to provide to each Purchaser of Preferred Stock (a) on or prior to the Closing Date, with respect to the current taxable year, an estimate of the amount of Pubco’s current and accumulated earnings and profits for U.S. federal income tax purposes for such taxable year and (b) within ninety (90) days after the end of each taxable year of Pubco during which such Purchaser owns Preferred Stock (i) the amount of Pubco’s current and accumulated earnings and profits for U.S. federal income tax purposes for such taxable year and (ii) upon the reasonable request of the Purchaser, such other information requested by the Purchaser as may be necessary or helpful for a direct or indirect owner of such Preferred Stock to prepare its U.S. federal (and applicable state and local) income tax returns for such taxable year.

ARTICLE 5

MISCELLANEOUS

5.1 Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect hereof, upon the earlier to occur of (a) the mutual written agreement of the parties hereto to terminate this Agreement, (b) the valid termination (for any reason) of the Business Combination Agreement in accordance with its terms by any party to the same or (c) 30 days after the Outside Date (as defined in the Business Combination Agreement as in effect on the date hereof), if the Closing has not occurred by such date (provided, that the automatic termination of this Agreement pursuant to this clause (c) shall not apply if the Purchaser’s breach of any of its covenants or obligations under this Agreement shall have proximately caused the failure of the consummation of the Transaction on or before the Outside Date). Additionally, (i) the SPAC Parties may terminate this Agreement with respect to the Purchaser upon a breach of any of the conditions set forth in Section 2.3(a) applicable to the Purchaser which causes such conditions not to be satisfied, and such breach has not been cured within 30 days or is incapable of being cured within 30 days, provided that the right to terminate this Agreement pursuant to this Section 5.1 shall not be available to the SPAC Parties at any time that the SPAC Parties have breached in any material respect any of the SPAC Parties’ representations, warranties, covenants or other agreements under this Agreement and such breach shall have proximately caused the failure of the consummation of the Business Combination, and shall not have been waived by the SPAC Parties; and (ii) the Purchaser may terminate this Agreement (X) upon a breach of any of the conditions set forth in Section 2.3(b) which causes such conditions not to be satisfied, and such breach has not been cured within 30 days or is incapable of being cured within 30 days, provided that the right to terminate this Agreement pursuant to this Section 5.1 shall not be available to the Purchaser at any time that the Purchaser has breached in any material respect any of the Purchaser’s representations, warranties, covenants or other agreements under this Agreement and such breach shall have proximately caused the failure of the consummation of the Business Combination, and shall not have been waived by the Purchaser or (Y) if the Closing shall not have occurred on or prior to the date on which the Target is permitted to terminate the Business Combination Agreement pursuant to Section 9.1(c) of the Business Combination Agreement, as such date may be amended or extend from time to time under the terms of the Business Combination Agreement. Notwithstanding the foregoing, nothing herein will relieve any party from liability for any intentional breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover Losses arising from such intentional breach; provided, that in the event that the Business Combination Agreement or Merger Agreement is ever terminated by the SPAC Parties and/or the Target for any reason, the Purchaser hereby agrees not to indirectly assert a claim against the Target by funding the SPAC Parties or any other party to assert any such claim.

5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the Transaction Documents. For the avoidance of doubt, Pubco shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by Pubco) and Warrant Agent fees, stamp or similar Taxes levied and all of DTC’s fees in connection with the delivery of any Securities to the Purchaser. Notwithstanding the foregoing, the Purchaser shall be reimbursed for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with the negotiation, execution and delivery of the Transaction Documents, including, without limitation, the reasonable and documented fees and expenses of legal counsel (i) prior to the Closing Date to the extent invoiced prior to such Closing Date by the Target or (ii) on the Closing Date to the extent invoiced at least three Business Days prior to the Closing Date or following the Closing Date by the Company or Pubco. This Section 5.2 shall survive the termination of this Securities Purchase Agreement.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via email at the e-mail address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via email attachment at the e-mail address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, (a) (i) prior to the Closing, by the Company, the Target and the Purchaser and (ii) following the Closing, by Pubco, the Target and the Purchaser or, (b) in the case of a waiver, (i) prior to the Closing, by the Company, the Target or the Purchaser and (ii) following the Closing, by Pubco, the Target or the Purchaser, in each case as the case may be, dependent on the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns, except as otherwise provided herein. Neither the SPAC Parties nor the Target may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other and the Purchaser (other than by merger). The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchaser.”

5.8 No Third-Party Beneficiaries. The Placement Agent shall be the third party beneficiary of the representations and warranties of the SPAC Parties in Section 3.1 hereof and with respect to the representations and warranties of the Purchaser in Section 3.2 hereof. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in this Section 5.8.

5.9 Governing Law. The Law of the State of Delaware shall govern (a) all claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability hereof, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice-of-law or conflict-of-law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware. Each of the parties submits to the exclusive jurisdiction of first, the Chancery Court of the State of Delaware or, in the event, but only in the event, that the Court of Chancery of the State of Delaware does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction over the Proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware, in any Proceeding arising out of or relating to this Agreement, agrees that all claims in respect of any such Proceeding shall be heard and determined in any such court, agrees not to bring any Proceeding arising out of or relating to this Agreement in any other courts, and hereby irrevocably waives, and agrees not to assert in any such Proceeding, any claim that it is not personally subject to the jurisdiction of such courts, or such courts are improper or inconvenient venue for such Proceeding. Each of the parties hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section  5.9, however, shall affect the right of any party to serve legal process in any other manner permitted by Law or at equity. Each party agrees that a final judgment in any Proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity.

5.10 Survival. Only the representations and warranties contained in Section 3.1, Section 3.2 and Section 3.3 herein shall survive the Closing and the delivery of the Securities.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and Pubco does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to Pubco, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that, in the case of a recission of an exercise of a Warrant, the Purchaser shall be required to return any shares of Common Stock subject to any exercise notice concurrently with the return to the Purchaser of the aggregate exercise price paid to Pubco for such shares and the restoration of the Purchaser’s right to acquire such shares pursuant to the Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, Pubco shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Pubco of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchaser, the Target and the SPAC Parties will be entitled to specific performance under this Agreement and the other Transaction Documents each is a party thereto. The parties agree that monetary damages will not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.16 Payment Set Aside. To the extent that the a SPAC Party makes a payment or payments to the Purchaser pursuant to any Transaction Document or the Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to such SPAC Party, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

5.17 Usury. To the extent it may lawfully do so, the Company (prior to the Closing) or Pubco (following the Closing), as applicable, hereby agrees not to insist upon or plead or in any manner whatsoever claim, and will resist any and all efforts to be compelled to take the benefit or advantage of, usury laws wherever enacted, now or at any time hereafter in force, in connection with any Action or Proceeding that may be brought by the Purchaser in order to enforce any right or remedy under any Transaction Document. Notwithstanding any provision to the contrary contained in any Transaction Document, it is expressly agreed and provided that the total liability of the Company (prior to the Closing) and Pubco (following the Closing), as applicable, under the Transaction Documents for payments in the nature of interest shall not exceed the maximum lawful rate authorized under applicable law (the “Maximum Rate”), and, without limiting the foregoing, in no event shall any rate of interest or default interest, or both of them, when aggregated with any other sums in the nature of interest that the Company (prior to the Closing) and Pubco (following the Closing), as applicable, may be obligated to pay under the Transaction Documents exceed such Maximum Rate. It is agreed that if the maximum contract rate of interest allowed by law and applicable to the Transaction Documents is increased or decreased by statute or any official governmental action subsequent to the date hereof, the new maximum contract rate of interest allowed by law will be the Maximum Rate applicable to the Transaction Documents from the effective date thereof forward, unless such application is precluded by applicable law. If under any circumstances whatsoever, interest in excess of the Maximum Rate is paid by the Company (prior to the Closing) or Pubco (following the Closing), as applicable, to the Purchaser with respect to Indebtedness evidenced by the Transaction Documents, such excess shall be applied by the Purchaser to the unpaid principal balance of any such Indebtedness or be refunded to the Company (prior to the Closing) or Pubco (following the Closing), as applicable, the manner of handling such excess to be at the Purchaser’s election.

5.18 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. In this Agreement, unless the context otherwise requires: (i) whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein”, “hereto” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular portion of this Agreement.

5.19 Trust Account Waiver. Purchaser acknowledges that the Company has established the Trust Account for the benefit of the Company’s public shareholders, which holds proceeds of its initial public offering. For and in consideration of the Company entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser, for itself and the Affiliates and Persons it has the authority to bind, hereby agrees it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets in the Trust Account (or distributions therefrom to (a) the Company’s public shareholders upon the redemption of their shares and (b) the underwriters of the Company’s initial public offering in respect of their deferred underwriting commissions held in the Trust Account, in each case as set forth in the Trust Agreement (collectively, the “Trust Distributions”)), and hereby waives any claims it has or may have at any time solely against the Trust Account (including the Trust Distributions) as a result of, or arising out of, any discussions, Contracts or agreements (including this Agreement) among the SPAC Parties and Purchaser or the Purchaser’s equity holders and will not seek recourse against the Trust Account (including the Trust Distributions) for any reason whatsoever provided that nothing in this Section  5.19 shall limit any right to specifically enforce this Agreement pursuant to Section  5.15. Purchaser agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by the Company and the Sponsor to induce the Company to enter into this Agreement, and the Purchaser further intends and understands such waiver to be Enforceable against the Purchaser and each of the Affiliates and Persons that it has the authority to bind under applicable Law. To the extent that the Purchaser or any of its Affiliates or Persons that it has the authority to bind commences any Proceeding against the SPAC Parties or any of their Affiliates based upon, in connection with, relating to or arising out of any matter relating to the Company or its representatives, which proceeding seeks, in whole or in part, monetary relief against the Company or its representatives, Purchaser hereby acknowledges and agrees that its Affiliates’ sole remedy shall be against assets of the SPAC Parties and their Affiliates not in the Trust Account and that such claim shall not permit Purchaser or such Affiliates (or any Person claiming on its behalf) to have any claim against the Trust Account (including the Trust Distributions) or any amounts contained in the Trust Account while in the Trust Account. Notwithstanding the foregoing, nothing in this Section  5.19 shall serve to limit or prohibit (i) Purchaser’s and any Purchaser equity holder’s right to pursue a claim against the SPAC Parties and their Affiliates for legal relief against assets held outside the Trust Account (other than the Trust Distributions) or pursuant to Section  5.15 for specific performance or other non-monetary relief, or (ii) any claims that the Purchaser or any Purchaser equityholder may have in the future against the SPAC Parties’ assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account (other than the Trust Distributions) and any assets that have been purchased or acquired with any such funds) other than as contemplated by this Agreement.

5.20 NO LIABILITY UPON GOOD FAITH TERMINATION. OTHER THAN WITH RESPECT TO ANY LIABILITIES ARISING PURSUANT TO SECTION  5.2 ABOVE, NONE OF THE SPAC PARTIES, TARGET, ANY OF THEIR AFFILIATES, OR ANY OTHER PARTY TO THE BUSINESS COMBINATION AGREEMENT or Merger Agreement, OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EQUITYHOLDERS, MANAGERS, MEMBERS, ADVISORS OR LEGAL COUNSEL SHALL HAVE ANY LIABILITY (INCLUDING, BUT NOT LIMITED TO, AS A RESULT OF POTENTIAL LOST PROFITS AND OPPORTUNITIES) TO THE PURCHASER AS A RESULT OF THE TERMINATION OF THIS AGREEMENT AS A RESULT OF THE GOOD FAITH TERMINATION OF THE BUSINESS COMBINATION AGREEMENT or Merger Agreement BECAUSE OF A FAILURE OF A CLOSING CONDITION TO BE MET (SOLELY TO THE EXTENT SUCH FAILURE IS OUTSIDE OF THE CONTROL OF THE TARGET OR THE SPAC PARTIES, BUT REGARDLESS OF WHETHER THE BUSINESS COMBINATION AGREEMENT or Merger Agreement IS TERMINATED BY THE SPAC PARTIES OR TARGET).

5.21 WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES UNDER THIS AGREEMENT. THE PARTIES FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

EQV VENTURES ACQUISITION CORP.		Address for Notice:
EQV Ventures Acquisition Corp.
1090 Center Drive
Park City, UT 84098
Attention: Tyson Taylor
By:	/s/ Tyson Taylor
Name:	Tyson Taylor
Title:	Authorized Signatory	[***]

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

609 Main Street

Attention:	William J. Benitez, P.C.
Julian Seiguer, P.C.

[***]

[REMAINDER OF PAGE INTENTIONALLY
LEFT BLANK SIGNATURE PAGE FOR
TARGET FOLLOWS]

[SIGNATURE PAGES TO
SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PROMETHEUS PUBCO INC.		Address for Notice:
Prometheus PubCo Inc.
1090 Center Drive
Park City, UT 84098
Attention: Tyson Taylor
By:	/s/ Tyson Taylor
Name:	Tyson Taylor
Title:	Authorized Signatory	[***]

With a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

609 Main Street

Attention:	William J. Benitez, P.C.
Julian Seiguer, P.C.

[***]

[REMAINDER OF PAGE INTENTIONALLY
LEFT BLANK ADDITIONAL SIGNATURE PAGE FOR
TARGET FOLLOWS]

[SIGNATURE PAGES TO
SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PRESIDIO INVESTMENT HOLDINGS LLC		Address for Notice:
Presidio Investment Holdings LLC
500 W. 7th Street
Suite 1500
Fort Worth, Texas 76102
By:	/s/ Brett J. Barnes
Name:	Brett J. Barnes
Title:	Executive Vice President & General Counsel	[***]

With a copy to (which shall not constitute notice):

Sidley Austin LLP

1999 Avenue of the Stars

17th Floor

Los Angeles, California 90067

Attention:	Joshua G. DuClos
Jeremy B. Pettit
Jocelyne E. Kelly

[***]

[REMAINDER OF PAGE INTENTIONALLY
LEFT BLANK ADDITIONAL SIGNATURE PAGE FOR
TARGET FOLLOWS]

[SIGNATURE PAGES TO
SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Purchaser: JPMorgan Core Plus Bond Fund

By: JPMorgan Investment Management Inc., as Investment Advisor and Representative for JPMorgan Core Plus Bond Fund

Signature of Authorized Signatory of Purchaser:	/s/ Kent Weber
Name of Authorized Signatory:	Kent Weber
Title of Authorized Signatory:	Managing Director

[***]

Address for Notice to Purchaser:

c/o JPMorgan Investment Management Inc.

1111 Polaris Parkway

Columbus, OH 43240

Attn: Kent Weber

Title: Managing Director

[***]

and

Attn: Andrew Melchiorre

Title: Managing Director

[***]

and

Attn: Jaden O’Neal

Title: Associate

[***]

and

Attn: Ashley Sorensen

Title: Vice President

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

JPMorgan Chase & Co.

4 Chase Metro Tech Center

3rd Floor West

Brooklyn, NY 11245

Attn: Physical Receives –Anthony Zuppa

[***]

[PURCHASER SIGNATURE PAGES TO EQV VENTURES ACQUISITION CORP SECURITIES PURCHASE AGREEMENT]

With a copy to (which shall not constitute notice):

Orrick, Herrington & Sutcliffe LLP

51 West 52nd Street

New York, NY 10019

Attn: Leah Sanzari

[***]

and

Attn: Alice Hsu

[***]

and

Attn: Mitchell Naumoff

[***]

[PURCHASER SIGNATURE PAGES TO EQV VENTURES ACQUISITION CORP SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Purchaser: JPMorgan Income ETF

By: JPMorgan Investment Management Inc., as Investment Advisor and Representative for JPMorgan Income ETF

Signature of Authorized Signatory of Purchaser:	/s/ Kent Weber
Name of Authorized Signatory:	Kent Weber
Title of Authorized Signatory:	Managing Director

[***]

Address for Notice to Purchaser:

c/o JPMorgan Investment Management Inc.

1111 Polaris Parkway

Columbus, OH 43240

Attn: Kent Weber

Title: Managing Director

[***]

and

Attn: Andrew Melchiorre

Title: Managing Director

[***]

and

Attn: Jaden O’Neal

Title: Associate

[***]

and

Attn: Ashley Sorensen

Title: Vice President

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

JPMorgan Chase & Co.

4 Chase Metro Tech Center

3rd Floor West

Brooklyn, NY 11245

Attn: Physical Receives –Anthony Zuppa

[***]

[PURCHASER SIGNATURE PAGES TO EQV VENTURES ACQUISITION CORP SECURITIES PURCHASE AGREEMENT]

With a copy to (which shall not constitute notice):

Orrick, Herrington & Sutcliffe LLP

51 West 52nd Street

New York, NY 10019

Attn: Leah Sanzari

[***]

and

Attn: Alice Hsu

[***]

and

Attn: Mitchell Naumoff

[***]

[PURCHASER SIGNATURE PAGES TO EQV VENTURES ACQUISITION CORP SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Purchaser: JPMorgan Core Plus Bond ETF

By: JPMorgan Investment Management Inc., as Investment Advisor and Representative for JPMorgan Core Plus Bond ETF

Signature of Authorized Signatory of Purchaser:	/s/ Kent Weber
Name of Authorized Signatory:	Kent Weber
Title of Authorized Signatory:	Managing Director

[***]

Address for Notice to Purchaser:

c/o JPMorgan Investment Management Inc.

1111 Polaris Parkway

Columbus, OH 43240

Attn: Kent Weber

Title: Managing Director

[***]

and

Attn: Andrew Melchiorre

Title: Managing Director

[***]

and

Attn: Jaden O’Neal

Title: Associate

[***]

and

Attn: Ashley Sorensen

Title: Vice President

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

JPMorgan Chase & Co.

4 Chase Metro Tech Center

3rd Floor West

Brooklyn, NY 11245

Attn: Physical Receives –Anthony Zuppa

[***]

[PURCHASER SIGNATURE PAGES TO EQV VENTURES ACQUISITION CORP SECURITIES PURCHASE AGREEMENT]

With a copy to (which shall not constitute notice):

Orrick, Herrington & Sutcliffe LLP

51 West 52nd Street

New York, NY 10019

Attn: Leah Sanzari

[***]

and

Attn: Alice Hsu

[***]

and

Attn: Mitchell Naumoff

[***]

[PURCHASER SIGNATURE PAGES TO EQV VENTURES ACQUISITION CORP SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Purchaser: JPMorgan Income Fund

By: JPMorgan Investment Management Inc., as Investment Advisor and Representative for JPMorgan Income Fund

Signature of Authorized Signatory of Purchaser:	/s/ Kent Weber
Name of Authorized Signatory:	Kent Weber
Title of Authorized Signatory:	Managing Director

[***]

Address for Notice to Purchaser:

c/o JPMorgan Investment Management Inc.

1111 Polaris Parkway

Columbus, OH 43240

Attn: Kent Weber

Title: Managing Director

[***]

and

Attn: Andrew Melchiorre

Title: Managing Director

[***]

and

Attn: Jaden O’Neal

Title: Associate

[***]

and

Attn: Ashley Sorensen

Title: Vice President

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

JPMorgan Chase & Co.

4 Chase Metro Tech Center

3rd Floor West

Brooklyn, NY 11245

Attn: Physical Receives –Anthony Zuppa

[***]

[PURCHASER SIGNATURE PAGES TO EQV VENTURES ACQUISITION CORP SECURITIES PURCHASE AGREEMENT]

With a copy to (which shall not constitute notice):

Orrick, Herrington & Sutcliffe LLP

51 West 52nd Street

New York, NY 10019

Attn: Leah Sanzari

[***]

and

Attn: Alice Hsu

[***]

and

Attn: Mitchell Naumoff

[***]

[PURCHASER SIGNATURE PAGES TO EQV VENTURES ACQUISITION CORP SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Purchaser: Adage Capital Partners, L.P.

Signature of Authorized Signatory of Purchaser:	/s/ Daniel J. Lehan
Name of Authorized Signatory:	Daniel J. Lehan
Title of Authorized Signatory:	COO & CCO

[***]

Address for Notice to Purchaser:

200 Clarendon St. 52nd Floor

Boston, MA 02116

Attn: Operations Team

[***]

[SIGNATURE PAGES TO

SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Purchaser: Ghisallo Master Fund LP

Signature of Authorized Signatory of Purchaser:	/s/ Michael Germino
Name of Authorized Signatory:	Michael Germino
Title of Authorized Signatory:	Authorized Signatory

[***]

Address for Notice to Purchaser:

190 Elgin Avenue, George Town

Grand Cayman, CI KYI-9008

Attn: Legal Dept

[***]

Address for Delivery of Securities to Purchaser (if not same as address for notice):

c/o Ghisallo Capital Management LLC

240 Newbury Street, Fl 2

Boston, MA 02116

Attn: Legal Dept.

[***]

[SIGNATURE PAGES TO

SECURITIES PURCHASE AGREEMENT]

SCHEDULE A

Name of Purchaser	Subscription Amount	Adjusted Subscription Amount	Shares of Series A Preferred Stock	Warrants	Subscription Price Allocated to Shares of Series A Preferred Stock	Subscription Price Allocated to Warrants

TOTAL

Schedule A

ANNEX A

Accredited Investor Status

The Purchaser represents and warrants that the Purchaser is an “accredited investor” (an “Accredited Investor”) as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), for one or more of the reasons specified below (please check all boxes that apply):

For Natural Persons

The Purchaser is a natural person and (please check all boxes that apply):

☐	has an individual net worth or a joint net worth with the Purchaser’s Spousal Equivalent[1] in excess of $1,000,000 (determined by subtracting total liabilities from total assets)[2];

☐	had an individual income in excess of $200,000 (or a joint income together with the Purchaser’s spouse or Spousal Equivalent in excess of $300,000) in each of the two most recently completed calendar years, and reasonably expects to have an individual income in excess of $200,000 (or a joint income together with the Purchaser’s spouse or Spousal Equivalent in excess of $300,000) in the current calendar year;

☐	holds in good standing one or more of the following professional certifications: General Securities Representative license (Series 7), Private Securities Offerings Representative license (Series 82), or Investment Adviser Representative license (Series 65);

☐	is a director, executive officer or general partner of the Company, which is the issuer of the securities being offered or sold; and/or

☐	is a “family client,” as defined in Rule 202(a)(11)(G)-1 under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”), whose prospective investment in the Partnership is directed by that person’s Qualified Family Office (as defined below).

For Entities

The Purchaser is an entity and (please check all boxes that apply):

☐	is a corporation, partnership, limited liability company, Massachusetts or similar business trust or organization described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring interests in the Partnership that has total assets in excess of $5,000,000;

[1]	“Spousal Equivalent” means the Purchaser’s spouse or a cohabitant occupying a relationship generally equivalent to that of a spouse.

[2]	For purposes of calculating the Purchaser’s net worth or joint net worth with the Purchaser’s Spousal Equivalent, the calculation should exclude the Purchaser’s primary residence and indebtedness thereon up to the gross value of such residence; provided, that if the amount of such indebtedness outstanding at the time of Purchaser’s admission to the Partnership would exceed the amount of such indebtedness outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability in the determination of Purchaser’s net worth. Further, for purposes of calculating the joint net worth of the Purchaser and the Purchaser’s Spousal Equivalent, the assets of the Purchaser and Spousal Equivalent need not be held jointly.

☐	is a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association, or other institution defined in Section 3(a)(5)(A) of the Securities Act acting in either its individual or fiduciary capacity (this includes a trust for which a bank acts as trustee and exercises investment discretion with respect to the trust’s decision to invest in the Partnership);

☐	is a broker dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”);

☐	is an investment adviser registered pursuant to Section 203 of the Advisers Act, or registered pursuant to the laws of a U.S. state;

☐	is an investment adviser relying on the exemption from registering with the U.S. Securities and Exchange Commission under Section 203(l) or (m) of the Advisers Act;

☐	is an insurance company as defined in Section 2(a)(13) of the Securities Act;

☐	is an investment company registered under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act;

☐	is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended;

☐	is a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act of 1972, as amended;

☐	is a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of employees, having total assets in excess of $5,000,000;

☐	is an employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (a) for which the investment decision to acquire an interest in the Partnership is being made by a plan fiduciary, as defined in Section 3(21) of ERISA, that is either a bank, savings and loan association, insurance company, or registered investment adviser, (b) which has total assets in excess of $5,000,000, or (c) which is self-directed, with the investment decisions made solely by persons who are Accredited Investors;

☐	is a private business development company as defined in Section 202(a)(22) of the Advisers Act;

☐	is a trust not formed for the specific purpose of acquiring interests in the Partnership with total assets in excess of $5,000,000 and directed by a person who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Partnership;

☐	is a revocable trust (including a revocable trust formed for the specific purpose of acquiring an interest in the Partnership) and the grantor or settlor of such trust is an Accredited Investor;

☐	is a “family office” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, (a) with assets under management in excess of $5,000,000, (b) that was not formed for the specific purpose of acquiring interests in the Partnership, and (c) whose prospective investment in the Partnership is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of an investment in the Partnership (such a family office, a “Qualified Family Office”);

☐	is a “family client,” as defined in Rule 202(a)(11)(G)-1 under the Advisers Act, whose prospective investment in the Partnership is directed by its Qualified Family Office;

☐	is an entity of a type not listed above that (i) was not formed for the specific purpose of acquiring interests in the Partnership and (ii) that owns “investments” (as defined in Rule 2a51-1(b) under the Investment Company Act) in excess of $5,000,000; and/or

☐	is an entity in which each equity owner is an Accredited Investor.[3]

Agreed and Accepted (Individual):

Name:_______________________

By: ___________________________

Agreed and Accepted (Entity):

Entity:_______________________

By: ___________________________

Name: _________________________

Title: ___________________________

[3]	For purposes of selecting this response, it is permissible to look through various forms of equity ownership to natural persons. Those natural persons and all other equity owners of the entity seeking Accredited Investor status must be Accredited Investors.

EXHIBIT A

Presidio Production Company
Certificate of Designation
Of
Preferences,
Rights and Limitations
of
Series A Perpetual Preferred Stock

Pursuant to Section 151(g) of the
Delaware General Corporation Law

The undersigned, [—], does hereby certify that:

1. He is the [Officer] of [Presidio Production Company], a Delaware corporation (the “Company”).

2. The Company is authorized to issue [—] shares of preferred stock, none of which have been issued.

3. The following resolutions were duly adopted by the board of directors of the Company (the “Board of Directors”):

WHEREAS, the certificate of incorporation of the Company provides for a class of its authorized stock known as preferred stock, consisting of [—] shares, $0.0001 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, rights and terms of redemption, and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them, subject to the limitations under applicable Delaware law, and in each case without any stockholder approval; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of up to [—] shares of the preferred stock to be known as “Series A Perpetual Preferred Stock” which the Company has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

Terms of Series A Perpetual Preferred Stock

Section 1 Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Accrued Dividend” shall have the meaning set forth in Section 3(c).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Applicable Dividend Rate” shall have the meaning set forth in Section 3(a).

“Asset Sale Net Proceeds” means (a) the cash proceeds actually received by the Company Group in respect of any sale or other disposition of assets of the Company Group (including, for the avoidance of doubt, with regard to any contingent or deferred proceeds, only as and when received), minus (b) the sum (without duplication) of (i) all reasonable and documented out-of-pocket fees, costs, charges, and expenses incurred by the Company Group directly related to such sale or disposition, (ii) the amount of indebtedness required to be repaid as a result of such sale or disposition to repay indebtedness secured by such asset or otherwise subject to mandatory prepayment as a result of such sale or disposition, in each case, including accrued but unpaid interest thereon, any prepayment premiums or penalties payable with respect thereto, and any breakage or similar fees payable with respect thereto, (iii) the amount of all taxes paid (or reasonably estimated to be payable by any Company Group member or any affiliate thereof and including any tax distributions made) and the amount of any escrows established to fund contingent liabilities reasonably estimated to be payable, in each case that are directly attributable to such sale or disposition, and (iv) amounts provided as a reserve in accordance with GAAP against any liabilities under any indemnification obligation, purchase price adjustment, or other obligation or liability associated with such sale or disposition.

“Barrel of Oil Equivalent” or “BOE” means the volumetric equivalent of six mcf of wellhead natural gas or one bbl of oil, natural gas liquids and condensates.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Cash Dividend” shall have the meaning set forth in Section 3(a).

“Class A Common Stock” means the Class A common stock of the Company, par value $0.0001 per share.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1 of the Purchase Agreement.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto and all conditions precedent to (i) each Holder’s obligations to pay for the Securities and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

“Collateral Ratio” means, as of any date of determination, the ratio (which shall be expressed as a percentage) of (i) the sum of (a) the aggregate principal amount of all indebtedness for borrowed money of the Company Group (determined on a consolidated basis) as of such date plus (b) the aggregate amount of Liquidation Preference calculated for all Preferred Shares outstanding as of such date minus (c) the amount of all cash and cash equivalents of the Company Group as shown in the books and records of the Company Group, in each case, as of the relevant date divided by (ii) the sum of (a) PV-10 Value as of such date plus (b) the Hedge Mark-to-Market Value as of such date.

Ex A-2

“Collateral Ratio Equity Cure Recalculation” shall have the meaning set forth in Section 3(f).

“Commission” means the United States Securities and Exchange Commission.

“Commodity Swap Transaction” means a Swap Transaction pertaining to hedges of commodity prices for the production of crude oil, natural gas or natural gas liquids.

“Common Stock” means the Class A Common Stock and the Class B common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Company Group” means the Company and its Subsidiaries.

“Company Notice” shall have the meaning set forth in Section 7(a).

“Debt Documents” means, collectively, (a) the Amended and Restated Indenture, dated as of July 18, 2023, by and among Presidio Finance LLC, Presidio Finance Nominee Corp., and UMB Bank, N.A. and (b) [●].1

“Delaware Courts” shall have the meaning set forth in Section 13(d).

“Dividend Payment Date” shall have the meaning set forth in Section 3(c).

“EBITDAX” means, for any period, the net income (or loss) of the Company and its Subsidiaries on a consolidated basis for such period plus, without duplication and to the extent deducted in the calculation of such net income (or loss) for such period (except with respect to clause (n) of this definition), the sum of the amounts for such period included (except with respect to clause (n) of this definition) in determining such net income (or loss) in respect of (a) the aggregate amount of interest expense for such period, (b) the aggregate amount of federal, state, local and non-U.S. income, excise and franchise tax expense, margin tax expense and tax distributions made for such period, (c) all amounts attributable to depletion, depreciation and amortization (including amortization of deferred loan costs) for such period, (d) all other non-cash losses, charges, or items for such period, (e) all reasonable well workover expenses incurred during such period, including those associated with recompletions and activities to increase production but excluding maintenance capital expenditures, (f) all exploration costs for such period (including all drilling, completion, geological and geophysical costs), (g) all costs, fees, charges, and expenses incurred in connection with (i) preparing, negotiating, executing, or amending or otherwise modifying any agreement governing the indebtedness of the Company or any of its Subsidiaries or the Transaction Documents and (ii) acquisitions, investments, dispositions, equity issuances, and incurrences of indebtedness, in each case, for such period, (h) all noncash executive compensation expenses for such period, (i) all equity earnings or losses in Subsidiaries, joint ventures or other minority investments, (j) all other immaterial non-operating expenses, (k) all of the minority interest expense consisting of Subsidiary income attributable to minority equity interests of third parties in any non-wholly-owned Subsidiary in such period or any prior period, except to the extent of dividends received on equity interests held by third parties, (l) accretion of asset retirement obligations in accordance with SFAS No. 143, Accounting for Asset Retirement Obligations, and any similar accounting in prior periods or any other deductions, costs and expenses related to asset retirement and decommissioning costs, (m)  all losses from dispositions of assets (other than hydrocarbons in the ordinary course of business) and any other extraordinary, unusual or non-recurring expenses, losses, fees, costs, or charges, and (n) all operating expense reductions and other operating improvements or synergies determined in good faith by the Company to be reasonably expected to result from any acquisition, merger, disposition or operational change (provided that such operating expense reductions and other operating improvements or synergies are (i) reasonably identifiable and factually supportable and (ii) realized within 18 months of the date on which such acquisition, merger, disposition or operational change is consummated), minus all noncash income included in such net income (or loss) that has not been set forth above, in each case as determined on a consolidated basis with respect to the Company and its Subsidiaries and (to the extent applicable) in accordance with GAAP; provided, that if at any time during such period the Company or any Subsidiary shall have made a material disposition or a material acquisition, EBITDAX for such period shall be calculated on a pro forma basis as if such disposition or acquisition had occurred on the first day of such period.

1 Note to Draft: To describe the RBL entered into at closing.

Ex A-3

“Excess Cash” means, as of any date of determination, all unrestricted cash funds and cash equivalents recorded on the balance sheet, in accordance with GAAP, of the Company and its Subsidiaries and on hand on such date from any source in excess of $15,000,000.

“FCF EBITDAX” means (a) for any FCF Rolling Period included in the table below, EBITDAX for such FCF Rolling Period multiplied by the factor in the below table and (b) for any other FCF Rolling Period, EBITDAX.

FCF Rolling Period Ending	Factor
March 31, 2026	4
June 30, 2026	2
September 30, 2026	4/3

“FCF Rolling Period” means (a) the Fiscal Quarter ending on March 31, 2026, (b) the period of two consecutive Fiscal Quarters ending on June 30, 2026, (c) the period of three consecutive Fiscal Quarters ending on September 30, 2026, and (d) each period of four consecutive Fiscal Quarters ending on December 31, 2026 or on any date thereafter.

“Fixed Charge Coverage Ratio” shall mean, as of any date of determination, the ratio of (a) FCF EBITDAX for the most recently completed FCF Rolling Period to (b) the sum (without duplication) of (i) interest expense of the Company Group with respect to the Company Group’s indebtedness and any scheduled principal payments under the Debt Documents for borrowed money plus (ii) the scheduled cash dividend payments made by the Company on the Preferred Stock pursuant to the terms hereof, in each case, during such period.

Ex A-4

“Fixed Charge Coverage Ratio Equity Cure Recalculation” shall have the meaning set forth in Section 3(f).

“Forecasted PDP Reserve Production” shall mean, for any period, the forecasted production of crude oil, natural gas liquids or natural gas (measured by Barrel of Oil Equivalent, not sales price) for such period from the Company Group’s proved developed producing reserves, as forecasted in the most recent Reserve Report.

“Governing Documents” means (a) in the case of a corporation or exempted company, its certificate of incorporation (or analogous document) and bylaws or memorandum and articles of association, in each case, as amended and/or restated from time to time (as applicable), (b) in the case of a limited liability company, its certificate of formation or registration (or analogous document) and limited liability company operating agreement or limited liability company agreement, in each case, as amended and/or restated from time to time, or (c) in the case of a Person other than a corporation, exempted company or limited liability company, the documents by which such Person (other than an individual) establishes its legal existence or which govern its internal affairs.

“Hedge Mark-to-Market Value” means, as of any date of determination, the net mark-to market value of the outstanding Swap Transactions of the Company Group.

“Holder” shall have the meaning set forth in Section 2(b).

“Holder Majority” shall have the meaning set forth in Section 4(b).

“Indebtedness” means any principal amount in respect of indebtedness for borrowed money.

“Initial Dividend Rate” shall have the meaning set forth in Section 3(a).

“Investment Amount” means an amount per share of Preferred Stock equal to (a) the total of (i) the Subscription Amount made by a Holder in respect of shares of Preferred Stock held by such Holder, plus (ii) any then-current Accrued Dividends divided by (b) the total number of shares of Preferred Stock held by such Holder. For the avoidance of doubt, “Investment Amount” shall exclude (x) any original issue discount with respect to shares of Preferred Stock and (y) the Warrants (as defined in the Purchase Agreement).

“Investment Strategy” means acquiring, owning, developing and operating onshore oil and natural gas properties and related assets, whether undertaken directly or indirectly through subsidiaries.

“IRR” means, with respect to a Holder of shares of Preferred Stock, the aggregate internal rate of return of such Holder with respect to its shares of Preferred Stock, computed after all taxes imposed on the Company Group and before any taxes imposed on such Holder. The internal rate of return is the effective quarterly compound discount rate, annualized, that would, together with an amount equal to the aggregate Subscription Amount made by such Holder, equal the total amount of cash distributed by the Company to such Holder in respect of any shares of Preferred Stock held by such Holder if accrued quarterly on the aggregate Subscription Amount made by such Holder, in each case taking into consideration the timing of all such distributions. Notwithstanding any provision of this Certificate of Designation to the contrary, dividend payments or distributions made pursuant to Section 3 shall be taken into account for IRR calculation purposes at the time the Preferred Stock is redeemed in full pursuant to Section 7.

Ex A-5

“Junior Preferred Stock” means preferred stock of the Company which, by its terms, ranks junior to the Preferred Stock of payment of dividends or upon liquidation, dissolution, or winding up.

“Junior Securities” shall have the meaning set forth in Section 5.

“Key Person” means each of Chris Hammack, Will Ulrich and John Brawley.

“Key Person Event” means the occurrence of each of the following concurrently: (a) a Key Person (including a Replacement Key Person (as defined below)) becoming a Retiring Key Person (as defined below) (a “Subject Key Person”), (b) as a result of such Subject Key Person becoming a Retiring Key Person there are fewer than two Key Persons (including Replacement Key Persons), and (c) by the end of 90 days after such Subject Key Person became a Retiring Key Person, there are fewer than two total Key Persons (including Replacement Key Persons). Upon appointment of a Replacement Key Person, such Replacement Key Person shall thereafter be a “Key Person” for purposes of, and subject to the same standards of, a “Key Person Event” as the replaced Key Person, and the relevant replaced Key Person shall no longer be a “Key Person”, and a Key Person Event shall no longer be continuing with respect to such replaced Key Person.

“Liquidation Preference” means an amount per share of Preferred Stock equal to the (a) greater of (i) the product of (A) 1.25 multiplied by (B) the aggregate Subscription Amount of the shares of Preferred Stock and (ii) an amount equal to a 12.0% IRR on the aggregate Subscription Amount of the shares of Preferred Stock divided by (b) the total number of shares of Preferred Stock issued and outstanding; provided, however, the Liquidation Preference determined under this clause (ii) shall increase by 2.0% during the period in which a Trigger Event is continuing and uncured in accordance with Section 8; provided, further, solely as used in the definitions of “Collateral Ratio” and “Total Leverage,” clause (a)(i) hereof shall be disregarded in the calculation of Liquidation Preference, but only for the period commencing on the Closing and ending on the first anniversary of the Closing. Notwithstanding any provision of this Certificate of Designation to the contrary, the calculation of “Liquidation Preference” shall include any dividend payments or distributions made pursuant to Section 3 and exclude (x) any original issue discount with respect to shares of Preferred Stock and (y) the Warrants (as defined in the Purchase Agreement).

“Mandatory Redemption Event” means the occurrence of (i) a liquidation, dissolution or winding-up, voluntary or involuntary, of the Company (or adoption of any plan with respect to the foregoing); (ii) a direct or indirect sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of greater than 55% of the properties or assets of the Company Group on a consolidated basis; (iii) the consummation of any transaction (including, without limitation, any merger, consolidation or business combination), the result of which is that any Person, other than the Company, becomes the beneficial owner, directly or indirectly, of more than 49% of the voting stock of the Company (or any successor parent of the Company) measured by either voting power or percentage of interests rather than number of shares, units or similar equity; or (iv) a material change in the Company’s Investment Strategy or a Material Adverse Amendment without the consent of the Holder Majority pursuant to Section 4(b).

Ex A-6

“Material Adverse Amendment” shall have the meaning set forth in Section 4(b)(i).

“Net Senior Indebtedness” means, as of any date, (a) the Senior Indebtedness minus (b) all cash and cash equivalents of the Company Group as shown in the books and records of the Company Group, in each case, as of the relevant date.

“NYMEX” means the New York Mercantile Exchange.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“PIK Dividend” shall have the meaning set forth in Section 3(a).

“Preferred Stock” shall have the meaning set forth in Section 2(a).

“Preferred Stock Directors” shall have the meaning set forth in Section 4(c)(i).

“Preferred Stock Register” shall have the meaning set forth in Section 2(b).

“Preferred Stockholders Agreement” means the agreement between the Company and the Holder Majority entered into on the Closing Date.

“Purchase Agreement” shall mean the Securities Purchase Agreement, dated as of August 5, 2025, by and among the Company, EQV Ventures Acquisition Corp., a Cayman Islands exempted company, Prometheus PubCo Inc., a Delaware corporation, Presidio Investment Holdings LLC, a Delaware limited liability company, and the purchasers listed on Schedule A thereto.

“PV-10 Value” means, as of any date of determination, the present value of future cash flows expected from the Company Group’s proved developed producing oil and gas reserves (as such term is defined by the Commission in its standards and guidelines) as set forth in the most recent Reserve Report, utilizing a ten percent (10%) discount rate and calculated using the Strip Price.

“Redemption Price” means an amount equal to the Liquidation Preference.

“Refinancing Indebtedness” means the refinancing, renewal or extension of indebtedness, including such instances when the aggregate Refinancing Indebtedness is greater than the amount of the refinanced debt.

Ex A-7

“Replacement Key Person” means an individual who is employed by the Company or its Affiliates as a Key Person or has any of the following qualifications: (i) any person that has been an officer, vice president or held another senior position of the Company or any of its oil and gas Subsidiaries for at least four years as of such date, (ii) any person that has previously served as a senior executive of any private oil and gas company with an enterprise value of over $1,000,000,000 or of a public oil and gas company, (iii) if the Company or any direct or indirect parent thereof is then a public company, any person with significant oil and gas experience that is acceptable to the board of directors of such public company, (iv) any person that has at least 10 years’ experience in a role substantially similar to that of the Key Person being replaced or (v) any other person that is acceptable to the Holder Majority.

“Reserve Report” means the most recent reserve report of the proved oil and gas properties of the Company Group and the projected rate of production for at least the following 48 month period.

“Retiring Key Person” means any Key Person on the first day following a continuous 60-day period in which such Key Person has not been employed by the Company or any of its Affiliates (or engaged by the Company or any of its Affiliates as a consultant in a substantially similar capacity as such Key Person was engaged prior to ending his or her employment with the Company or any of its Affiliates) such that such Key Person is not substantially involved in the management or governance of the Company.

“Securities” means the Preferred Stock and the Warrants.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Senior Indebtedness” means, as of any date of determination, all Indebtedness of the Company Group other than Indebtedness that is pari passu with, or subordinated to, the Preferred Stock.

“Series A Director” shall have the meaning set forth in Section 4(a)(i).

“Step Up Date” shall have the meaning set forth in Section 3(a).

“Strip Price” means, as of any date of determination, (a) for the 60-month period commencing with the month in which such date occurs, as quoted on the NYMEX (as such prices may be corrected or revised from time to time by the NYMEX in accordance with its rules and regulations), the corresponding monthly quoted futures contract price for months 0–60 and (b) for periods after such 60-month period, the average of the corresponding monthly quoted futures contract prices for months 49-60; provided that in the event that the NYMEX no longer provides futures contract price quotes for 60-month periods, the longest period of quotes of less than 60 months shall be used. The Strip Price shall be based upon (x) for natural gas, the quotation for deliveries of natural gas from NYMEX for Henry Hub, and (y) for crude oil, the quotation for deliveries of West Texas Intermediate crude oil from the NYMEX for Cushing, Oklahoma.

“Subscription Amount” shall have the meaning set forth in the Purchase Agreement.

“Subscription Date” shall mean the date of the applicable Purchase Agreement.

“Subsidiary” means any subsidiary of the Company.

Ex A-8

“Swap Transaction” means any transaction that is a collar, swap, forward, future, option or other derivative transaction settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of the foregoing.

“Specified EBITDAX” means (i) for the fiscal quarter ending September 30, 2025, $28,645,862, (ii) for the fiscal quarter ending December 31, 2025, $29,191,358, (iii) for the fiscal quarter ending March 31, 2026, $29,334,485 and (iv) thereafter, EBITDAX; provided that (x) notwithstanding the foregoing, if financial statements are available for any fiscal quarter included in clause (i), (ii) or (iii), Specified EBITDAX for such fiscal quarter shall mean EBITDAX as reported in such financial statements and (y) Specified EBITDAX shall be calculated on an annualized basis for any Specified Rolling Period in the following table by multiplying EBITDAX for such Specified Rolling Period by the factor for such Specified Rolling Period set forth in the table below:

Specified Rolling Period Ending	Factor
September 30, 2025	4
December 31, 2025	2
March 31, 2026	4/3

“Specified Rolling Period” means (a) the Fiscal Quarter ending on September 30, 2025, (b) the period of two consecutive Fiscal Quarters ending on December 31, 2025, (c) the period of three consecutive Fiscal Quarters ending on March 31, 2026, and (d) each period of four consecutive Fiscal Quarters ending on June 30, 2026, or on any date thereafter.

“Total Leverage” means, as of any date of determination, the sum of (a) all Indebtedness of the Company Group as of such date plus (b) the aggregate amount of Liquidation Preference calculated for all Preferred Shares outstanding as of such date.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Class A Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transaction Documents” means this Certificate of Designation, the Purchase Agreement, the Warrants, and the Preferred Stockholders Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

“Transfer Agent” means Continental Stock Transfer & Trust Company, the current transfer agent of the Company, and any successor transfer agent of the Company.

Ex A-9

“Trigger Event” means (i) the occurrence and continuation of an Event of Default (as such term or its equivalent is defined in any Debt Document) under a Debt Document which causes the indebtedness under such Debt Document to become due or required to be prepaid, repaid or defeased in full prior to its stated maturity date, (ii) if, as of the last day of any fiscal quarter of the Company, commencing with the fiscal quarter ending [●], the Collateral Ratio (subject to any Collateral Ratio Equity Cure Recalculation) is greater than 85%, (iii) any failure by the Company to redeem any shares of Preferred Stock or make a payment in connection with such redemption as required under Section 7(b), (iv) the Company fails to affect a mandatory redemption pursuant to Section 7(b) upon the occurrence of a Mandatory Redemption Event, and (v) any material breach by the Company of Section 4(b), in each case of clauses (i) through (v), which is continuing for 15 Business Days (which period shall be extended to 60 Business Days to the extent capable of being cured and the Company is using commercially reasonable efforts to cure) and is not waived during that period by the Holder Majority (as defined below).

“U.S. Person Certification” shall have the meaning set forth in Section 12(k).

“Voting Rights Class” shall have the meaning set forth in Section 4(c)(i).

“Warrants” means, collectively, the warrants to purchase shares of Class A Common Stock issued pursuant to the Purchase Agreement.

Section 2 Designation, Amount and Par Value.

(a) The series of preferred stock shall be designated as “Series A Perpetual Preferred Stock” (the “Preferred Stock”), and the number of shares so designated shall be [—]. Each share of Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to $1,000.

(b) The Company shall cause its Transfer Agent to register restricted book-entry shares of the Preferred Stock upon records to be maintained by the Transfer Agent for that purpose (the “Preferred Stock Register”), in the name of the holders thereof (each, a “Holder” and collectively, the “Holders”) from time to time. The Company shall cause its Transfer Agent to register the transfer of any shares of Preferred Stock in the Preferred Stock Register, upon surrender of the certificates evidencing such shares to be transferred, duly endorsed by the Holder thereof, to the Company at its address specified herein and after such Holder shall have provided to the Company such documentation and the Company’s counsel has provided such legal opinions, if any, as may be reasonably requested by the Company (including any documentation required by the Transfer Agent with respect to such transfer). Upon the registration of such transfer, a new certificate (to the extent such shares are certificated) evidencing the shares of Preferred Stock so transferred shall be issued to the transferee and a new certificate evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring Holder, in each case, within three Business Days. The Board of Directors may provide by resolution or resolutions that some or all of the Preferred Stock shall be uncertificated shares. The Company shall not be required to register, or cause its Transfer Agent to register, or record any transfer of any shares of the Preferred Stock that would violate, conflict with, or fail to be in compliance with federal or state securities laws.

(c) No fractional shares or scrip representing fractional shares shall be issued with regard to the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the stated value set forth in Section 2(a) or round up to the next whole share.

Ex A-10

Section 3 Dividends.

(a) From and after the Closing, Holders of the Preferred Stock shall be entitled to receive, whether or not authorized and declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of funds legally available for such purpose, cumulative quarterly dividends on the then-current Investment Amount at the Applicable Dividend Rate (as defined below) on each Dividend Payment Date (as defined below). Subject to Section 3(b) below, from and including the date of original issue to, but excluding, the date that is the third anniversary of the Closing (the “Step Up Date”), the initial dividend rate shall be 12.0% per annum (the “Initial Dividend Rate”), and on and after the Step Up Date, the Initial Dividend Rate shall increase on a quarterly basis by a 0.25% per annum rate until such time as the dividend rate is equal to 16.0% per annum (any such dividend rate, as applicable, the “Applicable Dividend Rate”). Prior to the fifth anniversary of the Closing, dividends on the then-current Investment Amount will be payable in cash, out of funds legally available for such purpose, at a dividend rate of at least 8.0% per annum (any such amount paid, a “Cash Dividend”), with any remaining percentage portion of the Initial Dividend Rate payable, at the election of the Company in its sole discretion, either in cash, out of legally available funds for such purpose, or in kind in additional shares of Preferred Stock (a “PIK Dividend”). With respect to a PIK Dividend, the number of shares of Preferred Stock to be issued in payment of such PIK Dividend with respect to each outstanding share of Preferred Stock shall be determined by dividing (A) the amount of the dividend by (B) the then-current Investment Amount. To the extent that any PIK Dividend would result in the issuance of a fractional share of Preferred Stock to any Holder, then such fractional share shall be rounded down to the nearest whole number.

(b) Notwithstanding anything to the contrary herein, (i) in the event the Company fails to make a Cash Dividend payment when due on a Dividend Payment Date prior to the Step Up Date, the Applicable Dividend Rate shall be increased by 2.0% per annum, payable in kind in additional shares of Preferred Stock, and will remain at such increased rate until the date on which the Company satisfies in full its Cash Dividend payment obligations due at such time, and (ii) upon the occurrence of a Trigger Event, the Applicable Dividend Rate shall be increased by 2.0% per annum for the period from such occurrence until the date on which the Trigger Event is cured or no longer continuing in accordance with Section 8.

(c) Any such dividends shall be payable quarterly in arrears on February 28, May 31, August 31 and November 30 of each year, commencing with [●]2 (each such date, a “Dividend Payment Date”); provided, however, that if any scheduled Dividend Payment Date is not a Business Day, then the payment shall be made on the next succeeding Business Day and no additional dividends shall accumulate as a result of that postponement. Dividends will be computed on the basis of a 360-day year consisting of twelve 30-day months and the number of days actually elapsed, and will be deemed to accrue on a daily basis. If (i) the Board of Directors or a duly authorized committee of the Board of Directors does not declare a dividend (or declares less than full dividends) payable in respect of any dividend period or (ii) any dividend (whether or not declared) is not timely paid to any Holder or Holders in respect of their Preferred Stock, such dividend (or any portion of such dividend not paid) shall accrue and remain outstanding (the “Accrued Dividend”) and such Accrued Dividend shall become payable of funds legally available therefor upon the liquidation or winding up of the Company (or earlier redemption of such shares of Preferred Stock), to the extent not paid prior to such liquidation, or winding up or earlier redemption. Dividends shall be payable to Holders as they appear on the Company’s books on the applicable record date, which shall be February 20, May 20, August 20 and November 20 of each year preceding the applicable Dividend Payment Date.

2 Note to Draft: To be the first payment date following the first record date occurring after Closing.

Ex A-11

(d) From and after the Closing until the date that is six months from the Closing, the Company may declare, pay or set aside dividends on any equity securities of the Company, as and when declared by the Company’s Board of Directors, in its sole discretion, from time to time. From and after the date that is six months from the Closing, so long as any shares of Preferred Stock remain outstanding, in the event the Company fails to make a dividend payment in full when due on a Dividend Payment Date, the Company shall not declare, pay or set aside any dividends on any equity securities of the Company unless (in addition to the obtaining of any consents that may be required in this Certificate of Designation or the Company’s Governing Documents) the Holders of the Preferred Stock then outstanding shall first receive, or simultaneously receive, a dividend on each outstanding share of Preferred Stock in an amount at least equal to the amount of the aggregate Accrued Dividends then accrued on such share of Preferred Stock.

(e) Following the fifth year anniversary of the Closing, so long as any Preferred Stock remains outstanding, no dividends, distributions or payments shall be declared, paid or set aside in respect of any equity securities of the Company, other than dividends, distributions or payments in respect of the Preferred Stock, which shall only be payable in cash, out of funds legally available for such purpose, until all shares of Preferred Stock have been fully redeemed pursuant to Section 7.

(f) From and after the date that is six months from the Closing and so long as any shares of Preferred Stock remain outstanding, subject to compliance with Section 3(b)(i), Section 3(d), Section 3(e) and Section 8 and any documents governing indebtedness of the Company or its Subsidiaries, any Excess Cash shall be distributed to the Company’s stockholders, upon the occurrence of, and in accordance with, the following:

(i) if (A) the Collateral Ratio as of the last day of any fiscal quarter (subject to any Collateral Ratio Equity Cure Recalculation) is equal to or greater than 65% and less than or equal to 72.5% or (B)(1) the production tracking of the Company Group for the most recent nine month period is greater than 85% but less than 90% of the projected rate of production set forth in the Reserve Report or (2) the Fixed Charge Coverage Ratio as of the last day of any FCF Rolling Period (subject to any Fixed Charge Coverage Ratio Equity Cure Recalculation) is greater than 1.15 to 1.00 and less than 1.20 to 1.00, then 50% of such Excess Cash shall be used to redeem outstanding shares of Preferred Stock at the Redemption Price, in accordance with Section 7(a), and 50% of such Excess Cash shall be distributed to any one or more series or classes of equity securities of the Company, in such amounts as determined in the Board of Directors’ sole discretion and in accordance with the Governing Documents of the Company;

Ex A-12

(ii) if (A) the Collateral Ratio as of the last day of any fiscal quarter (subject to any Collateral Ratio Equity Cure Recalculation) is greater than 72.5% or (B)(1) the production tracking of the Company Group for the most recent nine month period is less than 85% of the projected rate of production set forth in the Reserve Report or (2) the Fixed Charge Coverage Ratio as of the last day of any FCF Rolling Period (subject to any Fixed Charge Coverage Ratio Equity Cure Recalculation) is less than 1.15 to 1.00, then all such Excess Cash shall be used to redeem outstanding shares of Preferred Stock at the Redemption Price, in accordance with Section 7(a); or

(iii) a Key Person Event, then all such Excess Cash shall be used to redeem outstanding shares of Preferred Stock at the Redemption Price, in accordance with Section 7(a);

provided that for purposes of calculating the Collateral Ratio and/or the Fixed Charge Coverage Ratio, as applicable, if at any time prior to the date that is 25 Business Days after financial statements are required to be delivered pursuant to Section 11 for any fiscal quarter of the Company, the Company shall receive any direct or indirect investment in cash in the form of a capital contribution to the Company or the purchase of common equity or preferred equity junior to the Preferred Stock issued by the Company, then (A) with respect to the Collateral Ratio, (x) such investment shall be deemed applied dollar-for-dollar to decrease the numerator of the Collateral Ratio for such fiscal quarter and (y) the Collateral Ratio shall be recalculated taking into account such deemed decrease provided in clause (A)(x), such recalculation to be deemed (1) to be effective as of the relevant testing date and (2) to be the Collateral Ratio for the relevant testing period for all purposes under this Certificate of Designation (any such recalculation, a “Collateral Ratio Equity Cure Recalculation” and such right, the “Collateral Ratio Equity Cure Right”); provided that (i) in each period of four (4) consecutive fiscal quarters there shall be at least two (2) fiscal quarters in which no Collateral Ratio Equity Cure Right is exercised and (ii) the Collateral Ratio Equity Cure Right shall not be exercised more than four (4) times during the term of this Certificate of Designation, and (B) with respect to the Fixed Charge Coverage Ratio, (x) such investment shall be deemed applied dollar-for-dollar to increase the numerator of the Fixed Charge Coverage Ratio for such FCF Rolling Period and (y) the Fixed Charge Coverage Ratio shall be recalculated taking into account such deemed increase provided in clause (B)(x), such recalculation to be deemed (1) to be effective as of the relevant testing date and (2) to be the Fixed Charge Coverage Ratio for the relevant testing period for all purposes under this Certificate of Designation (any such recalculation, a “Fixed Charge Coverage Ratio Equity Cure Recalculation” and such right, the “Fixed Charge Coverage Ratio Equity Cure Right”); provided that (i) in each period of four (4) consecutive fiscal quarters there shall be at least two (2) fiscal quarters in which no Fixed Charge Coverage Ratio Equity Cure Right is exercised and (ii) the Fixed Charge Coverage Ratio Equity Cure Right shall not be exercised more than four (4) times during the term of this Certificate of Designation (it being understood and agreed that if the Company exercises both a Collateral Ratio Equity Cure Right and a Fixed Charge Coverage Ratio Equity Cure Right in the same fiscal quarter, the same dollars received in connection therewith shall be applied to both the Collateral Ratio Equity Cure Recalculation and the Fixed Charge Coverage Ratio Equity Cure Recalculation).

Ex A-13

(g) Upon the occurrence of a continuing event specified in Section 3(f)(i) through (iii) above, after giving effect to any cure and/or grace periods applicable thereto, the Company and its Subsidiaries shall not incur or assume any principal amount in respect of any third-party indebtedness for borrowed money, other than (i) Refinancing Indebtedness, (ii) interest and other amounts payable in-kind, (iii) purchase money debt incurred in the ordinary course of business up to $10,000,000, and (iv) drawings on revolving lines of credit, in each case, without the consent of the Holder Majority. For the avoidance of doubt, nothing contained in this Section shall prohibit the Company or its Subsidiaries from incurring, assuming or guaranteeing any indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund, existing indebtedness of such Person.

Section 4 Voting Rights.

(a) Generally. Except as otherwise provided herein or as otherwise required by Delaware law, the Holders of Preferred Stock shall have no voting, consent or approval rights.

(i) For as long as any shares of the Preferred Stock remains outstanding, Holders of record of the shares of Preferred Stock, exclusively and voting together as a separate class, shall be entitled elect one director of the Company (the “Series A Director”). The Series A Director shall be eligible under Delaware law and the rules and policies of the Securities Exchange to serve as a director of the Company and qualify as an independent director for the Securities and Exchange Commission and Securities Exchange purposes. In the event the Series A Director is removed, resigns or is unable to serve as a member of the Board of Directors, the resulting vacancy may be filled solely and exclusively by the Holders voting as a single class, at a meeting or via written consent. The vacancy shall be filled as promptly as practicable following the occurrence of the vacancy.

(ii) Each Holder of Series A Perpetual Preferred Stock will have one vote per share on any matter on which Holders of Series A Perpetual Preferred Stock are entitled to vote separately as a class, whether at a meeting or by written consent. At any meeting held for the purpose of electing the Series A Director, the presence in person or by proxy of the Holder Majority shall constitute a quorum for purpose of electing such director.

(b) Consent Rights. Notwithstanding anything to the contrary in Section 4(a), for so long as any shares of Preferred Stock remain outstanding, the Company shall not, and shall not, with respect to Sections 4(b)(iii), (iv), (vi), and (vii), permit any other Company Group member to, (either directly or by amendment, merger, consolidation or otherwise), without the affirmative vote or action by written consent (not to be unreasonably withheld, conditioned or delayed) of the Holders of at least a majority of the then-issued and -outstanding shares of Preferred Stock (the “Holder Majority”):

(i) materially and adversely amend, modify or supplement this Certificate of Designation or any other Governing Document of the Company in a manner that would materially and adversely affect the rights, preferences or privileges of the Preferred Stock (a “Material Adverse Amendment”);

(ii) issue any equity security that ranks senior to or pari passu with the Preferred Stock;

Ex A-14

(iii) make any cash or cash capitalized general and administrative expenses in an aggregate amount in excess of the greater of (y) $27,000,000 or (z) $2.50 per BOE (pro forma for any acquisitions), in each case, in any calendar year;

(iv) make drilling and completion cash investments or other cash capital expenditures in an aggregate amount in excess of $25,000,000 in any calendar year;

(v) breach any of the Company’s obligations pursuant to Section 3(d), Section 3(e), Section 3(f) or Section 10 herein;

(vi) incur or issue any principal amount in respect of third-party indebtedness for borrowed money (excluding interest and other amounts paid or payable in-kind), other than (A) any indebtedness, including any secured indebtedness and any indebtedness incurred under (y) a revolving reserve-based lending credit facility or (z) a private placement asset backed secured financing, if, in each of clauses (y) and (z), at the time incurred (or, in the case of revolving facilities, arranged), the Collateral Ratio as of the last day of the fiscal quarter most recently ended prior to such incurrence or arrangement for which financial statements are available (subject to any Collateral Ratio Equity Cure Recalculation) is less than 65% and the weighted sum per annum interest rate under any such financing is less than (at the time incurred or arranged) the sum of (i) the secured overnight financing rate plus (ii) 7.00% or (B) any indebtedness that would not cause (y) the Net Senior Indebtedness to exceed the lesser of (i) 55% of the PV-10 Value or (ii) an amount equal to Specified EBITDAX for the most recently completed Specified Rolling Period multiplied by a factor of 3.0 and (z) the Total Leverage to exceed the lesser of (i) 65% of the PV-10 Value or (ii) an amount equal to Specified EBITDAX for the most recently completed Specified Rolling Period multiplied by a factor of 3.5, in each case of clauses (y) and (z), calculated giving pro forma effect to the indebtedness incurred and taking into account any other acquisition, transaction, investment or repayment of indebtedness contemplated to occur with the proceeds of such indebtedness;

(vii) enter into, adopt or agree to any provision expressly and specifically restricting the payment of dividends under any agreements or other contracts related to any material Indebtedness of any material members of the Company Group that would be more restrictive in any material respect (as determined by the Company in good faith) on the payment of dividends to Holders of Preferred Stock or the redemption of Preferred Stock than those provisions existing in the Debt Documents as of the Closing Date;

(viii) take any action that would constitute a Mandatory Redemption Event if the Redemption Price of all shares of Preferred Stock shall not be paid in full in connection therewith; or

(ix) enter into any agreement with respect to any of the foregoing.

Ex A-15

(c) Right to Elect Two Directors Upon Trigger Event.

(i) Upon the request by the Holder Majority at any time a Trigger Event has occurred, the Company shall promptly increase the number of directors of the Board of Directors by two, and the Holders voting as a single class with any other series of Preferred Stock or preference securities having similar voting rights that are exercisable (together, the “Voting Rights Class”), shall be entitled to elect those two additional members of the Board of Directors (the “Preferred Stock Directors”). For the avoidance of doubt, in no event shall the total number of Preferred Stock Directors exceed two. The election of the initial Preferred Stock Directors following any Trigger Event will occur at a special meeting called by the Company at the request of the Holder Majority; provided that, if such a request is received less than 90 days before the date fixed for the next annual or special meeting of the Company’s stockholders, then such vote will be held at the earlier of such next annual or special meeting of the Company’s stockholders to the extent permitted by the By-laws. If a special meeting is not called by the Company in accordance with the foregoing within 30 days after request from the Holder Majority in accordance with the foregoing, then the Holder Majority may designate a holder to call the meeting at the Company’s expense and, for such purpose and no other (unless provided otherwise by applicable law), such holder of the Voting Rights Class shall have access to the Company’s stock ledger. Following the election of the initial Preferred Stock Directors, the Preferred Stock Directors will be subject to election or re-election at each subsequent annual meeting of the Company’s stockholders.

(ii) At each meeting at which the Voting Rights Class are entitled to vote for the election of Preferred Stock Directors, the presence in person or represented by proxy of shares representing more than fifty percent (50%) in voting power of the then outstanding shares of the Voting Rights Class shall be required and shall be sufficient to constitute a quorum for the election of directors by such class. The affirmative vote of the holders of shares representing more than fifty percent (50%) in voting power of the then outstanding shares of the Voting Rights Class present at such meeting, in person or by proxy, shall be sufficient to elect any such director.

(iii)  Each Preferred Stock Director will be (A) in the case of an uncontested election of a director, elected by a majority of the votes cast at such meeting with respect to the election of directors or (B) in the case of a contested election of a director, elected by a plurality of the votes cast at such meeting with respect to the election of directors; provided that in no event may any Preferred Stock Director be nominated or elected if the election of such director would cause the Company to violate any applicable corporate governance requirements of the Securities Exchange (or any other exchange or automated quotation system on which the Company’s securities may then be listed or quoted) relating to the independence of directors.

(iv) Any Preferred Stock Director may be removed at any time, with or without cause, by the holders of record of shares representing more than fifty percent (50%) in voting power of the then outstanding shares of the Voting Rights Class at any time during which such holders’ rights pursuant to this Section 4(c) continue.

Ex A-16

(v) In the event that a Trigger Event shall have occurred and shall not have been remedied, any vacancy in the office of a Preferred Stock Director following the initial election of Preferred Stock Directors may be filled by the written consent of the Preferred Stock Director remaining in office or, if none remains in office, by the written consent of the holders collectively representing more than fifty percent (50%) in voting power of the then outstanding shares of the Voting Rights Class; provided that filling of each vacancy shall not violate the bylaws of the Company as in effect on the effective date of this Certificate of Designations and in no event may any such Preferred Stock Director be appointed if the appointment of such director would cause the Company to violate any applicable corporate governance requirements of the NYSE (or any other exchange or automated quotation system on which the Company’s securities may then be listed or quoted) relating to the independence of directors. Any such appointed Preferred Stock Director will serve until the earlier of his or her resignation, removal or death or the election of his or her successor at the next applicable annual or special meeting of stockholders.

a.	in the case of an Event of Default (as such term or its equivalent is defined in any Debt Document), such Event of Default has been cured and Company has delivered the required officer’s certificate pursuant to Section 11(b);

b.	in the case of a Collateral Ratio in excess of 85%, the required report delivered pursuant to Section 11(d) and the officer’s certificate delivered pursuant to Section 11(b) for the preceding fiscal quarter provide that the Company demonstrates compliance;

c.	in the case of any failure to make payments and make redemptions in compliance with Section 7(b), all amounts required to be fully paid pursuant to Section 7(b) have been made; and

d.	in the case of any material breach by the Company of Section 3(b), if and when all accrued dividends on the Series A Preferred Shares for all past quarters and any current quarter shall have been fully paid in cash and PIK, as applicable.

(d) Action Without Meeting. Any vote or consent that may be required or permitted under this Section 4 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing a Holder Majority.

Section 5 Ranking.

The Preferred Stock shall rank senior to all of the Common Stock, any Junior Preferred Stock and any other class or series of capital stock of the Company currently existing and not expressly made senior to or on parity with the Preferred Stock (collectively, “Junior Securities”), in each case, as to the payment of dividends or distributions of assets upon liquidation, dissolution or winding-up of the Company, whether voluntarily or involuntarily. The Preferred Stock shall rank junior to the Company Group’s existing and future indebtedness.

Ex A-17

Section 6 Liquidation Rights.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, each Holder of shares of Preferred Stock then outstanding shall be entitled to receive and to be paid out of the assets of the Company available for distribution to its stockholders the Liquidation Preference before any payment or distribution is made to any Junior Securities, including, without limitation, the Common Stock. If upon any such liquidation, dissolution or winding-up of the Company, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the Holders of shares of Preferred Stock the full amount to which they shall be entitled under this Section 6, the Holders of shares of Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts that would otherwise be payable in respect of the shares of Preferred Stock held by them upon such distribution if all amounts payable on or with respect to such shares of Preferred Stock were paid in full.

(b) If the Liquidation Preference has been paid in full to all Holders of the Preferred Stock, the holders of the Junior Securities shall be entitled to receive all remaining assets of the Company in accordance with their respective rights and preferences. Holders of Preferred Stock shall not be entitled to any other amounts from, and shall have no right or claim to any remaining assets of, the Company after they have received their full Liquidation Preference.

(c) Neither the sale (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding-up or dissolution of the Company) nor the merger or consolidation of the Company into or with any other Person shall be deemed to be a liquidation, winding-up or dissolution, voluntary or involuntary, for the purposes of this Section 6.

Section 7 Redemption.

(a) Optional Redemption. The Company shall have the right, at its sole option and in its sole discretion, to redeem all or a portion of the then-outstanding shares of Preferred Stock at any time for an amount equal to the Redemption Price. The Company shall provide written notice (the “Company Notice”), by e-mail and first class mail postage prepaid, to each Holder of record (determined at the close of business on the Business Day next preceding the day on which the Company Notice is given) of the shares of Preferred Stock to be redeemed, at the address last shown on the records of the Company for such Holder, notifying such Holder of the redemption to be effected, specifying the number of shares to be redeemed from such Holder, specifying the date of such redemption, the aggregate redemption price for such shares, the place at which payment may be obtained and calling upon such Holder to surrender to the Company, in the manner and at the place designated, his, her or its certificate or certificates (if any) representing the shares to be redeemed; provided, that the date of redemption shall be not less than 30 days from the date of the Company Notice. Except as otherwise provided herein, on or after the applicable date of redemption, each Holder to be redeemed shall surrender to the Company the certificate or certificates (if any) representing such shares, in the manner and at the place designated in the Company Notice, and thereupon the price of redemption of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled. In the event fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

(b) Mandatory Redemption Event. For so long as any shares of Preferred Stock remain outstanding, upon the occurrence of a Mandatory Redemption Event, the Company shall redeem all then-outstanding shares of Preferred Stock within 120 days after the first date on which such Mandatory Redemption Event occurred, at the Redemption Price. Any cash payment to Holders of Preferred Stock shall be subject to the limitations contained in any documents governing indebtedness of the Company or any of its Subsidiaries.

Ex A-18

(c) Asset Sales. For so long as any shares of Preferred Stock remain outstanding, upon any sale or other disposition of assets of the Company Group that results in Asset Sale Net Proceeds in excess of $30,000,000 (excluding sales or other dispositions among members of the Company Group), all such Asset Sale Net Proceeds in excess of $30,000,000 shall be used to redeem all or a portion of the then-outstanding shares of Preferred Stock, within 120 days after the date on which such Asset Sale Net Proceeds are received by the Company or any other Company Group member, at the Redemption Price. Any cash payment to Holders of Preferred Stock shall be subject to the limitations contained in any agreement governing indebtedness of any member of the Company Group.

(d) Limitations. If, on the date of a redemption pursuant to Section 7(a), Section 7(b), or Section 7(c), applicable law governing distributions to stockholders prevents the Company from redeeming all shares of Preferred Stock scheduled to be redeemed, the Company shall be entitled to ratably redeem the maximum number of shares that it may redeem consistent with such law, and any shares of Preferred Stock not so redeemed shall remain outstanding.

(e) Rights Subsequent to Redemption. Upon the redemption of the shares of Preferred Stock pursuant to Section 7(a), Section 7(b), or Section 7(c), all rights with respect to such shares of Preferred Stock shall immediately terminate, except with respect to the right of the Holders to receive the applicable Redemption Price with respect to such shares of Preferred Stock in accordance with Section 7(a), Section 7(b), or Section 7(c), as applicable, and dividends shall no longer accrue or be declared on any such shares of Preferred Stock. The shares of Preferred Stock redeemed in accordance with this Section 7 shall return to the status of and constitute authorized but unissued shares of Preferred Stock, without classification as to series until such shares are once more classified as a particular series by the Board of Directors pursuant to the provisions of the Company’s certificate of incorporation.

Section 8 Trigger Events.

For so long as any shares of Preferred Stock remain outstanding, upon the occurrence and continuation of a Trigger Event (and only during the period in which a Trigger Event is continuing and uncured): (a) the Holder Majority shall have the right, without any action on the part of the other stockholders or the Board of Directors, to appoint two (2) designees to the Company’s Board of Directors in accordance with Section 8; (b) all cash of the Company Group shall, subject to compliance with any restrictions set forth in any documents governing indebtedness of the Company Group, for an amount in excess of $10,000,000 and to the extent such funds are legally available for such purpose, be, and continue to be, promptly used to redeem the Preferred Stock pursuant to Section 7(a); (c) the Applicable Dividend Rate and the IRR under the Liquidation Preference definition shall each be increased by 2.0%; and (d) the Company and its Subsidiaries shall not incur or assume any principal amount in respect of any third-party indebtedness for borrowed money (excluding interest and other amounts paid or payable in-kind), other than (i) Refinancing Indebtedness and (ii) purchase money debt incurred in the ordinary course of business in an aggregate amount not to exceed $10,000,000, in each case, without the consent of the Holder Majority. For the avoidance of doubt, nothing contained in this Section shall prohibit the Company or its Subsidiaries from incurring, assuming or guaranteeing any indebtedness issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund, existing indebtedness of such Person.

Ex A-19

Section 9 Transfer Restrictions.

Except upon the occurrence of any Trigger Event, the Holders party to the Preferred Stockholders’ Agreement for itself and/or on behalf of funds and accounts managed by them, shall at all times beneficially own of record and in the aggregate not less than 51% of the issued and outstanding shares of Preferred Stock and retain a corresponding majority of the voting rights attributable to such class, if any. The holder parties to the Preferred Stockholders’ Agreement, shall not, directly or indirectly, sell, assign, transfer, pledge, encumber or otherwise dispose of any Preferred Stock, or any interest therein, to (a) any Person that is a direct or indirect competitor of the Company or any of its Subsidiaries in the proved developed producing oil and gas sector or (b) any Person appearing on the Company’s then-current restricted transferee list, as attached hereto as Schedule A, in each case, unless the Company has first provided its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Any purported disposition of Preferred Stock in violation of the foregoing shall be null and void ab initio, and the Company shall instruct the Transfer Agent not to record or recognize any such transfer on its books. Any proposed permitted transferee, as a condition to any disposition otherwise permitted hereunder, shall execute and deliver to the Company a written instrument by which such transferee agrees to be bound by all of the terms of this provision.

Section 10 Hedging Policy.

(a) The Company Group shall, or shall cause one or more of its Subsidiaries to, no later than the last day of each fiscal quarter of the Company for so long as any shares of Preferred Stock remain outstanding (each such date, a “Hedging Test Date”), enter into Commodity Swap Transactions in order to ensure that, when such Commodity Swap Transactions are taken together with all other Commodity Swap Transactions of the Company Group then in effect, the Company Group shall have hedged notional volumes of no less than 60% of the Forecasted PDP Reserve Production of the Company Group for the full 48-calendar month period after such Hedging Test Date.

(b) The Company Group shall not (i) enter into any Swap Transactions for speculative purposes or (ii) enter into any Commodity Swap Transactions that would cause the notional volumes of all Commodity Swap Transactions of the Company Group to exceed, as of the date such Commodity Swap Transaction is entered into, 100% of the Forecasted PDP Reserve Production of the Company Group for the 48-calendar month period after such Commodity Swap Transaction would be entered into.

Section 11 Information Rights. For so long as any shares of Preferred Stock remain outstanding, the Company shall deliver to the Holders:

(a) the annual reports, quarterly reports and other documents which it is required to file with the Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor provision within the time periods such reports are required to be timely filed under the Commission’s rules and regulations; provided that, all reports and other documents filed with the Commission via the EDGAR system will be deemed to be delivered to the Holders as of the time of such filing via EDGAR so long as the Company is subject to Exchange Act Reporting. At any time, the Company is no longer subject to Exchange Act Reporting, the Company shall deliver annual reports within 120 days after the end of each fiscal year and quarterly reports within 45 days after the end of each of the first, second and third fiscal quarters of each fiscal year, and all other reports promptly.

Ex A-20

(b) an officer’s certificate stating that a review of the activities of the Company Group during the preceding fiscal quarter has been made under the supervision of the signing Officers with a view to determining whether the Company Group has kept, observed, performed and fulfilled its obligations under this Certificate of Designation, and further stating, as to such officer, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Certificate of Designation and is not in default in the performance or observance of any of the terms, provisions and conditions of this Certificate of Designation (or, if any such default has occurred or exists, specifying the nature and extent thereof), within [45] days after the end of each of the first, second and third fiscal quarters of each fiscal year and 120 days after the end of each fiscal year;

(c) any annual compliance certificates delivered by the Company Group under any documents governing Indebtedness of the Company Group in an outstanding principal amount in excess of $10,000,000, promptly after delivery thereof; and

(d) a quarterly report setting forth a reasonably detailed calculation of the Collateral Ratio as of the end of such fiscal quarter or fiscal year, within 45 days after the end of each of the first, second and third fiscal quarters of each fiscal year and 120 days after the end of each fiscal year.

Section 12 Miscellaneous.

(a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder shall be in writing and delivered personally, by e-mail, or sent by nationally recognized overnight courier service, addressed to the Company, at the address set forth below or the address or e-mail address most recently provided to Holders by the Company for purposes of notice hereunder: 500 W. 7th Street, Suite 1500, Fort Worth, Texas 76102, [e-mail address] or such other e-mail address or address as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section 12(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address or address of such Holder appearing on the books of the Company, or if no such facsimile number, e-mail address or address appears on the books of the Company at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail at the e-mail address set forth in this Section 12(a) prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the time of transmission, if such notice or communication is delivered via e-mail at the e-mail address set forth in this Section 12(a) on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

Ex A-21

(b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay liquidated damages and Accrued Dividends, as applicable, on the shares of Preferred Stock at the time, place and rate, and in the coin or currency, herein prescribed.

(c) Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Company (which shall not include the posting of any bond). The applicant for a new certificate under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement certificate.

(d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. All legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Designation (whether brought against a party hereto or its respective Affiliates, directors, officers, stockholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of Wilmington, Delaware, County of New Castle (the “Delaware Courts”). The Company and each Holder hereby irrevocably submits to the exclusive jurisdiction of the Delaware Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Delaware Courts, or such Delaware Courts are improper or inconvenient venue for such proceeding. The Company and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. The Company and each Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If the Company or any Holder shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

Ex A-22

(e) Waiver. Any waiver by the Company or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders; provided, that a waiver by Holder Majority shall be binding upon and operate as a waiver of all other Holders. The failure of the Company or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Company or a Holder must be in writing.

(f) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

(i) No Preemptive Rights. The holders of Preferred Stock will have no preemptive rights with respect to any shares of the Company’s capital stock or any of its other securities convertible into or carrying rights or options to purchase or otherwise acquire any such capital stock or any interest therein, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

(j) Other Rights. The shares of Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Company’s certificate of incorporation or as provided by applicable law and regulation or as contained in the Preferred Stockholders Agreement.

(k) Tax Withholding. The Company agrees that, provided that each Holder delivers to the Company or Transfer Agent a properly executed IRS Form W-9 or other certification satisfactory to the Company or Transfer Agent certifying as to such Holder’s status (or the status of such Holder’s beneficial owner(s)) as a United States person (within the meaning of Section 7701(a)(30) of the Internal Revenue Code, as amended) and such Holder’s (or such beneficial owners’) eligibility for complete exemption from backup withholding (“U.S. Person Certification”) under current law to establish that the Company (including any paying agent of the Company) shall not be required to withhold on any payments or deemed payments to any such Holder. The Company and its paying agent shall be entitled to withhold taxes on all payments made to the relevant Holder in the form of cash or otherwise treated, in the Company’s reasonable discretion, as a dividend for U.S. federal tax purposes or to request that the relevant Holder promptly pay the Company in cash any amounts required to satisfy any withholding tax obligations, in each case, to the extent the Company or its paying agent determines in good faith it is required to deduct and withhold tax on dividend or other payments to the relevant Holder under applicable law; provided, that the Company shall use commercially reasonable efforts to notify the relevant Holder of any required withholding tax reasonably in advance of the date of the relevant payment. In the event that the Company does not have sufficient cash with respect to any Holder from withholding on cash payments otherwise payable to such Holder and cash paid to the Company by such Holder to the Company pursuant to the immediately preceding sentence, the Company and its paying agent shall be entitled to withhold taxes on deemed payments, including distributions of additional Preferred Stock in lieu of cash and constructive distributions on the Preferred Stock to the extent required by law, and the Company and its paying agent shall be entitled to satisfy any required withholding tax on non-cash payments (including deemed payments) through a sale of a portion of the Preferred Stock received as a dividend or from cash dividends or sales proceeds subsequently paid or credited on the Preferred Stock.

*********************

Ex A-23

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Company by its [Officer] this [●] day of [●].

[PRESIDIO PRODUCTION COMPANY]

By:
Name:
Title:

Signature Page to Certificate of Designation

Schedule A

Restricted List

Schedule A

Exhibit A

[FORM OF FACE OF

SERIES A PERPETUAL PREFERRED STOCK CERTIFICATE]

THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR IN A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE COMPANY SHALL FURNISH A FULL STATEMENT ABOUT CERTAIN RESTRICTIONS ON OWNERSHIP AND TRANSFERABILITY TO A STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE.

THE SHARES OF SERIES A PERPETUAL PREFERRED STOCK ARE SUBJECT TO REDEMPTION AT THE OPTION OF THE COMPANY (AS DEFINED BELOW) AT THE TIMES AND REDEMPTION PRICES, AND ON TERMS AND CONDITIONS, SET FORTH IN THE CERTIFICATE OF DESIGNATION (AS DEFINED BELOW).

Exhibit A

Certificate Number [●]	Initial Number of Shares of Series A
Perpetual Preferred Stock: [●]

[CUSIP: [●]]
[ISIN: [●]]

PRESIDIO PRODUCTION COMPANY

Series A Perpetual Preferred Stock

(Liquidation Preference as specified below)

Presidio Production Company, a Delaware corporation (the “Corporation”), hereby certifies that [ ] (the “Holder”), is the registered owner of [●] fully paid and non-assessable shares of the Corporation’s designated Series A Perpetual Preferred Stock, with a per share Liquidation Preference calculated in accordance with the Certificate of Designation (defined below) (the “Series A Preferred Shares”). The Series A Preferred Shares are transferable on the books and records of the Registrar, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Series A Preferred Shares represented hereby are and shall in all respects be subject to the provisions of the Certificate of Designation of Series A Perpetual Preferred Stock of Presidio Production Company, dated , as the same may be amended from time to time (the “Certificate of Designation”). Capitalized terms used herein but not defined shall have the meanings given them in the Certificate of Designation. The Company will provide a copy of the Certificate of Designation to the Holder without charge upon written request to the Company at its principal place of business.

Reference is hereby made to the provisions of the Series A Preferred Shares set forth on the reverse hereof and in the Certificate of Designation, which provisions shall for all purposes have the same effect as if set forth at this place. If the terms of this certificate conflict with the terms of the Certificate of Designation, then the terms of the Certificate of Designation will control to the extent of such conflict.

Upon receipt of this executed certificate, the Holder is bound by the Certificate of Designation and is entitled to the benefits thereunder.

Unless the Transfer Agent and Registrar have properly countersigned this certificate, these Series A Preferred Shares shall not be entitled to any benefit under the Certificate of Designation or be valid or obligatory for any purpose.

* * *

Exhibit A

IN WITNESS WHEREOF, this certificate has been executed on behalf of the Company by two officers of the Company this [●] of [●], 20[●].

PRESIDIO PRODUCTION COMPANY

By:
Name:
Title:

By:
Name:
Title:

Exhibit A

COUNTERSIGNATURE

These are the Series A Preferred Shares referred to in the within-mentioned Certificate of Designation.

Dated: [●], [●]

Continental Stock Transfer and Trust Company,

as Registrar and Transfer Agent

By:
Name:
Title:

Exhibit A

[FORM OF REVERSE OF

CERTIFICATE FOR SERIES A PREFERRED STOCK]

Cumulative cash (and PIK) distributions on each Series A Preferred Share shall be payable at the rate provided in the Certificate of Designation.

The Company shall furnish without charge to each Holder who so requests a statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of stock of the Corporation authorized to be issued, including the Series A Preferred Shares, and upon the holders thereof. Such statement may be obtained from the Company at the Company’s principal executive office, which, on           , was located at                             .

Exhibit A

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the Series A Preferred Shares evidenced hereby to:

(Insert assignee’s social security or taxpayer identification number, if any)

(Insert address and zip code of assignee)

and irrevocably appoints: [●]

as agent to transfer the Series A Preferred Shares evidenced hereby on the books of the Transfer Agent and Registrar. The agent may substitute another to act for him or her.

Date:

Signature:

_______________________

(Sign exactly as your name appears on the other side

of this Certificate)

Signature Guarantee:

(Signature must be guaranteed by an “eligible   guarantor institution” that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

Exhibit A

EXHIBIT B

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES. THE COMMON STOCK OF THE COMPANY ISSUED UPON EXERCISE OF SUCH SECURITIES SHALL BE ENTITLED TO REGISTRATION RIGHTS UNDER THE PURCHASE AGREEMENT (DEFINED BELOW).

COMMON STOCK PURCHASE WARRANT

PRESIDIO PRODUCTION COMPANY

Warrant Shares: [____]	Original Issue Date: [_________]

THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, [_____] or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Initial Exercise Date (as defined below) and on or prior to 5:00 p.m. (New York City time) on the Termination Date (as defined below) but not thereafter, to subscribe for and purchase from Presidio Production Company, a Delaware corporation (the “Company”), up to [ ] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Class A common stock, par value $0.0001 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of August 5, 2025, by and among the Company, Prometheus PubCo Inc., Presidio Investment Holdings LLC, and the purchaser[s] signatory thereto.

Section 2. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the date which is the [six month] / [12 month]1 anniversary of the Original Issue Date (the “Initial Exercise Date”) and on or before the fifth anniversary of the Initial Exercise Date (the “Termination Date”) by delivery to the Company (or such other office or agency that the Company may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company), as applicable, of a duly executed PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) one Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within two Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the automatic effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.01, subject to adjustment hereunder (the “Exercise Price”).

(c) Cashless Exercise. At any time on or after the Initial Exercise Date, this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day, (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, or (3) executed during “regular trading hours” on a Trading Day and is delivered within two hours thereafter (including until two hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (ii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

[1]	Note to Draft: 50% of warrants to be exercisable at six month anniversary and 50% at 12 month anniversary.

Ex B-2

(B) the Exercise Price of this Warrant, as adjusted hereunder; and

(X) the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the characteristics of the Warrants being exercised, and the holding period of the Warrant Shares being issued may be tacked on to the holding period of this Warrant.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for the 20 Trading Days preceding such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB, OTCQX or OTCID Basic Market is not a Trading Market, the volume weighted average price of the Common Stock for the 20 Trading Days preceding such date (or the nearest preceding date) on OTCQB, OTCQX or OTCID Basic Market as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB, OTCQX or OTCID Basic Market and if prices for the Common Stock are then reported on The Pink Limited or Expert Market (or a similar organization or agency succeeding to its functions of reporting prices), the average of the highest closing bid price per share per share and the closing ask price per share of the Common Stock for the 20 Trading Days preceding such date, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

(d) Mechanics of Exercise.

(i) Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner of sale limitations pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144 (c)(1) or Rule 144(i)(2), and otherwise by physical delivery of a certificate, (or reasonable evidence of issuance by book entry of ownership of the Warrant Shares) registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the later of (i) the Standard Settlement Period after the delivery to the Company of the Notice of Exercise, and (ii) one Trading Day after delivery of the aggregate Exercise Price to the Company (such date, the “Warrant Share Delivery Date”); provided, however, in any event, the Company shall not be obligated to deliver Warrant Shares until it has received the aggregate Exercise Price therefor. Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received no later than the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

Ex B-3

(ii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date (subject to receipt of the aggregate Exercise Price for the applicable exercise (other than in the case of a cashless exercise)), then the Holder will have the right to rescind such exercise prior to the delivery of the Warrant Shares.

(iv) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if at a time when either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner of sale limitations pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144 (c)(1) or Rule 144(i)(2), the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

Ex B-4

(v) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round down to the next whole share.

(vi) Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax (or similar tax) incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares pursuant to the terms of this Warrant.

(vii) Closing of Books. The Company will not close its stockholder books or records in any manner intended to prevent the timely exercise of this Warrant, pursuant to the terms hereof.

Ex B-5

(e) Holder’s Exercise Limitations. The Holder may notify the Company in writing in the event it elects to be subject to the provisions contained in this Section 2(e); however, the Holder shall not be subject to this Section 2(e) unless he, she or it makes such election. If the election is made, the Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder, its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and, of which portion of this Warrant is exercisable up to the Beneficial Ownership Limitation shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s good faith determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case, subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of this Warrant that are not in compliance with the Beneficial Ownership Limitation. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of the Warrant that are not in compliance with the Beneficial Ownership Limitation. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall initially be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 19.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. By written notice to the Company, the Holder may from time to time increase or decrease the Beneficial Ownership Limitation applicable to the Holder, provided, however, that any such increase in the Beneficial Ownership Limitation will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Ex B-6

Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant or any cash distributions), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) [Reserved].

(c) [Reserved].

(d) Pro Rata Distributions. During such time after the Initial Exercise Date as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, any applicable Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding any applicable Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding any applicable Beneficial Ownership Limitation).

Ex B-7

(e) Fundamental Transaction. If, at any time after the Initial Exercise Date while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, in which the Company is not the surviving entity and in which the stockholders of the Company immediately prior to such merger or consolidation do not own, directly or indirectly, at least 50% of the voting power of the surviving entity immediately after such merger or consolidation (excluding a merger effected solely to change the Company’s name), (ii) the Company (and all of its subsidiaries, taken as a whole), directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a stock split, combination or reclassification of shares of Common Stock covered by Section 3(a)), or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) or more than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the Exercise Price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

Ex B-8

(f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(g) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

(h) Other Events. In case any event shall occur affecting the Company as to which none of the provisions of preceding subsections of this Section 3 are strictly applicable, but which would require an adjustment to the terms of the Warrants in order to (i) avoid a material adverse impact on the Warrants and (ii) effectuate the intent and purpose of this Section 3, then, in each such case, the Company shall appoint a firm of independent public accountants, investment banking or other appraisal firm of recognized national standing, which shall give its opinion as to whether or not any adjustment to the rights represented by the Warrants is necessary to effectuate the intent and purpose of this Section 3 and, if they determine that an adjustment is necessary, the terms of such adjustment; provided, however, that under no circumstances shall the Warrants be adjusted pursuant to this Section 3(h) as a result of any issuance of securities in connection with a Business Combination. The Company shall use its reasonable best efforts to adjust the terms of the Warrants in a manner that is consistent with any adjustment recommended in such opinion.

(i) Notice to Holder.

(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

Ex B-9

(ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by email to the Holder at its last email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that, notwithstanding the foregoing, any notice delivery requirement hereunder shall also be deemed satisfied by filing or furnishing such communication with the Commission via the EDGAR system; provided, further, that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided to the Holder in accordance with the terms of this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K, unless determined by the Company that such filing would be harmful to the Company at such time, in which case the Company shall file such 8-K as soon as is reasonably practicable in its discretion. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

(a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof and to the provisions of Section 4.1 of the Purchase Agreement, after the Initial Exercise Date, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within two Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

Ex B-10

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

(d) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

(a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

(b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

Ex B-11

(d) Authorized Shares.

(i) The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant (without regard to any limitation on exercise set forth herein). The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

(ii) Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

(iii) Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

(f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

Ex B-12

(g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. Without limiting any other provision of this Warrant or the Purchase Agreement, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

(i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

(o) For the avoidance of doubt, the Company agrees that these Warrants are non-redeemable by the Company.

********************

(Signature Page Follows)

Ex B-13

IN WITNESS WHEREOF, the Company has caused this Common Stock Purchase Warrant to be executed by its officer thereunto duly authorized as of the date first indicated above.

PRESIDIO PRODUCTION COMPANY

By:
Name:
Title:

Ex B-14

EXHIBIT A

NOTICE OF EXERCISE

TO: PRESIDIO PRODUCTION COMPANY

Attn: [●]

Email: [●]

(1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted, the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in Subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_________________

_________________

_________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:____________________________________________________________

Signature of Authorized Signatory of Investing Entity:______________________________________

Name of Authorized Signatory:________________________________________________________

Title of Authorized Signatory:_________________________________________________________

Date:___________________________________________________________________________

Ex B-15

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated:

Holder’s Signature:

Holder’s Address:

Ex B-16